UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

401 S. LASALLE ST SUITE 1201 CHICAGO, IL 60605

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG K&L Gates LLP 70 WEST MADISON STREET, SUITE 3100 CHICAGO, IL 60602

(Name and address of agent for service)

Registrant’s telephone number, including area code 312-786-5000

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

KEELEY Alternative Value Fund

LETTER TO SHAREHOLDERS

KEELEY FUNDS, INC

Dear Fellow Shareholder,

Much of the momentum that equities experienced in the 4th quarter of 2011 carried over into the new year, as most major indexes produced some of their best quarterly returns ever. Although the monthly returns for domestic markets were slightly less robust in March than in the first two months of 2012, they remained positive. While the debt restructuring in Greece continued to garner headlines, economic data released for the U.S. economy in the first quarter was largely positive. Most notably, the employment situation showed signs of improvement, with the unemployment rate falling to 8.3 percent after hitting 10 percent in 2010. Domestically, there were continued signs of moderate economic recovery: Auto sales, retail sales and pending home sales all showed improvement. Manufacturing output grew, and durable goods orders increased. However, the rising price of energy presents a growing concern to the economic recovery. Oil and gasoline prices rose significantly in the quarter due to a combination of supply constraints and an increased risk premium. The U.S. sanctions program on Iran has constrained supply from that country, while supply disruptions in Syria, Libya, and Sudan, resulting from civil conflicts, have also been significant. The combined effect has tightened oil output, and although other producers are attempting to make up the difference, this effort has not been completely successful. In spite of the rising price of oil, the U.S. economy appears to be growing at a moderate rate, with economists forecasting Gross Domestic Product (GDP) growth of 2 percent in the quarter ahead. Even so, Fed Chairman Bernanke remains cautious and has signaled that the plan to keep interest rates near zero for as many as three years is still required to maintain economic momentum.

Although uncertainty remains with respect to rising energy prices and the sustainability of the recovery without central bank intervention, we continue to see positive fundamentals developing within many of our companies. The majority of our holdings continue to experience positive quarter-to-quarter earnings and revenue growth, productivity gains and strong outlooks. However, loftier valuations, peak profit margins, and more recently an increase in insider selling, are legitimate reasons to pause and in some cases reduce our exposure to positions with higher valuations. For example, although we continue to favor the industrial sector - in many portfolios it represents our largest relative weight – we are consistently using strong performance in the sector as a source of cash for new ideas. Later on in the commentary we will discuss some of the new opportunities within corporate restructuring where this cash is being deployed, but one area that has picked up noticeably in a few of our portfolios is financials. For example, the Small Cap Value Fund ended the first quarter of 2012 with an overweight position in the financial sector against the Russell 2000 Index for the first time since 2003. Historically we embraced the sector, especially Savings & Loan and Thrift conversions, which can offer heightened transparency, a less complex business plan and calculated exit strategies. Looking back at the Small Cap Value Fund in the early 2000’s, exposure to financials was commonly over 30 percent of the value of the portfolio, with significant exposure to S&L’s. Due to the financial crisis, S&L conversion activity went dormant for a number of years, as the remaining companies in the sector grappled with insufficient capital, poor loan portfolios and bleak growth prospects. Although looming regulatory changes remain a concern, we recognize that vast improvements have been made and we believe many companies may be poised to benefit from the restructuring that has taken place throughout the sector.

In a number of our quarterly commentaries as well as our shareholder reports, we have talked at length about our anticipation of more opportunities in our restructuring investment themes, notably corporate spin-offs. Recent developments within corporate restructuring as well as the increasing appetite of companies to pursue strategic mergers and acquisitions have been increasingly positive over the last two quarters. In 2011, spin-off activity was the highest it has been in over 10 years. Although a number of the 47 announced spin-offs were international, nearly 25 were domestic, providing our research team with an attractive opportunity set of ideas to consider. We believe our knowledge and enthusiasm toward this area of inefficiency is well-documented, and the value proposition of this theme continues to present itself. Examples of recent spin-offs include Suncoke Energy, an operator of metallurgical cokemaking facilities, which was recently spun-off from Sunoco Inc. We anticipate strong growth opportunities as the stand-alone company is no longer capital constrained, given its parent company’s lack of interest in growing the cokemaking side of the business. Additionally, international growth opportunities are now more relevant as the company seeks to partner with multi-national steel producers to provide coke for their steel mills. We believe the company’s prospects are misunderstood by the market, and as a result we believe the company is currently underfollowed by sell-side analysts. Marriott Vacations Worldwide was another recent purchase after being spun-out of Marriott International. Marriott Vacations Worldwide is the second largest (behind Wyndham) developer, marketer and financier of timeshare properties. It has over 400,000 owners of its properties in 64 resorts operated under the Marriott Vacation Club, Ritz-Carlton Destination Club, and Grand Residences by Marriott brands. The business has four inter-related revenue and profit streams: the development and sale of timeshare resort properties, the financing of those sales, the management of the resorts, and the rental of unsold or unused inventory. We believe Marriot Vacations offers the two things that can make for significant outperformance in a spin-out: margin improvement potential and a deeply discounted valuation. We believe that both of these factors will improve over the next several years, and an improving economy can be a significant catalyst to boost valuations. Frankly, we believe the stock has performed extremely well since being spun-out late in 2011, and while we remain optimistic long-term, the stock price has already exceeded our short-term expectations.

One surprise in 2011 and also in early 2012 has been the lack of Mergers and Acquisitions (M&A). With an abundance of cash on corporate balance sheets and the need to grow, we expected a substantial number of M&A announcements over the past year. Although many of our companies have made a number of small, “bolt-on” acquisitions and participated in alliances and joint ventures, larger deals have been slower to develop. We believe economic uncertainty and the lack of policy direction from Washington are the major culprits for the lack of mega deals. With that said, we believe that companies will continue to look for ways to expand their footprint and create long-term strategic value, which should encourage more M&A activity in the near future.

Given the economic environment over the last several years, we have also been surprised by the lack of opportunities of companies emerging from bankruptcy. Although we have capitalized on several ideas in this theme, the number of opportunities has been surprisingly scarce. One issue is that credit has been accessible at extremely favorable rates, which has allowed a number of debt-laden companies to extend maturities and refinance – potentially avoiding bankruptcy in the near-term. Additionally, many recent filers are simply troubled companies, such as Hostess Brands, which are making their second trip through the process. Although we examine every opportunity within this theme, we believe many companies (airlines would fit the bill here as well) often have broken business models that we do not view as attractive long-term investment opportunities. We have also seen a number of liquidations over the years, such as Borders Group, Circuit City, and Linens & Things. Although idea generation here has been limited, we expect acceleration in this area in the future, and as mentioned previously, over the last few years we have identified a few attractive ideas, such as CIT Corporation and Chemtura. We believe both companies have strong long-term outlooks. After CIT emerged from bankruptcy, it transitioned from a specialty finance company funded in the capital markets to a bank funded with deposits. While we anticipate that the asset side of the company will always be a bit different than most banks, we believe the liability side of the balance sheet should be more stable and fund the company at a lower cost. Assuming this transition is successful, we believe CIT should garner a much higher valuation and potentially higher than the 1.3-1.6x book value it traded at in the past. The stock has been a successful holding in our Mid Cap Value Fund, and we continue to believe the company has substantial upside from current levels. Chemtura, a maker of specialty chemicals, emerged from bankruptcy in late 2010, and while the stock has not made a material move since our purchase, we continue to believe in the company’s long-term prospects. Rising raw materials costs, increasing litigation-related expenses, a high degree of leverage, and the global economic slow-down combined to drive Chemtura into bankruptcy in March 2009. It emerged with a lower debt burden, a slightly better product portfolio, and some resolution to its environmental and litigation liabilities. The company still suffers from below average profitability due to some lag in raising prices to offset recent increases in raw materials costs. As the price increases roll in, we expect earnings to recover. Even after this, we believe Chemtura has a meaningful opportunity to improve margins as its profitability is well below peers in similar businesses.

In conclusion, while we recognize the volatility in today’s market environment, and are admittedly often frustrated by it, it is our view that the positive developments that have occurred in recent years are difficult to ignore. Low, but positive economic growth combined with easy monetary policy has allowed many companies to recover from the depths of the recession, and the low interest rate environment has provided the ability to restructure and strengthen their balance sheets. One issue that has lingered for much longer than we anticipated is the lack of investor participation in equities. Given the strong move in stocks since the lows in 2009, we would expect that investor confidence would improve. Interestingly, that has not happened, and investors continue to display a strong appetite for bonds and bond funds, despite their anemic yields and potential of future capital losses. Unnerving volatility, limited equity returns over the past decade, and growing skepticism of Wall Street and the financial system in general may be a cause of this reluctant behavior. While this is unfortunate for both professional and retail investors, we know that equities provide meaningful long-term upside potential, and we eagerly anticipate an improvement in investor psychology, which should lead to the eventual rotation from bonds to stocks. Although changing demographics is one factor that may prolong this transition, we continue to believe a conversion will ultimately take place and that will be another strong catalyst for equities. Here at Keeley, we are obviously reminded of the global macroeconomic headlines on a daily basis, but our experience has taught us many lessons, one of which is that volatility often provides some of the best opportunities to identify value. When stocks are sold off indiscriminately due to macroeconomic fears, the market often ignores the underlying fundamentals and the many positive developments reflected in a company’s results. It is our job to uncover these opportunities regardless of market headlines or volatility. In general, we have been pleased with improvements in the economy and our absolute returns over the past six months. However, in some instances our relative performance has not met our expectations. We recognize our responsibility to shareholders to grow capital but also to preserve it during more challenging investment environments. Our long-term track record demonstrates our success in doing so, and with continued focus on fundamental, bottom-up research, we expect our time-tested investment process to produce improved results in the future.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.

President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a Fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. Past performance is no guarantee of future results.

The opinions expressed in this letter are those of Mr. Keeley, and are current only through the end of the period of the report as stated on the cover. Mr. Keeley’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

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MANAGER COMMENTARY

KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

In the first quarter of 2012, the KEELEY Small Cap Value Fund (KSCVX) climbed 12.05 percent compared to a 12.44 percent increase for the Russell 2000 Index and an 11.59 percent rise in the Russell 2000 Value Index. Over the trailing six month period, the Fund rose 27.85 percent compared to a 29.83 percent increase for the Russell 2000 Index. The Fund was well positioned for the sharp recovery that took place in October 2011 due to a cyclical bias in the portfolio. Although the Fund benefited from overweight positions in industrials, materials, and consumer discretionary, stock selection in financials and health care had a negative impact on the portfolio’s relative returns over the past six months. More recently, stock selection in the financial sector had a positive impact on the portfolio in the first quarter of 2012, producing two of the Fund’s top five contributors. Wintrust Financial Corp. (WTFC) climbed over 27 percent and added 26 basis points of return, while Federated Investors (FII) rose over 47 percent and also contributed 26 basis points of return during the quarter. Both banks and asset managers climbed steadily throughout the quarter on improving economic data. The top performing position in the quarter was the portfolio’s largest holding, Colfax Corp. (CFX), which rose over 23 percent and added 30 basis points of performance to the portfolio. The pump and valve maker announced a $2.3 billion acquisition of Charter International during the quarter, which we anticipate will give the company exposure to fast growing emerging markets. Greenbrier Cos. (GBX) was the Fund’s largest detractor during the first quarter, falling over 18 percent and costing the portfolio 17 basis points of return. The railcar producer has been volatile as of late, and after rising over 100 percent in the 4th quarter of 2011, a slight pullback after such a substantial climb was not entirely surprising. Twin Disc Inc. (TWIN) was another disappointment during the first quarter of 2012, falling over 28 percent and detracting 13 basis points of performance from the portfolio. The maker of power transmission equipment fell sharply in January after posting revenue that was short of expectations. Although we remain committed to our overweight position in the industrial sector, we continue to take advantage of strength in the sector to trim positions with higher valuations.

Sincerely,

John L. Keeley, Jr.

President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A and Russell 2000® Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2012

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	-4.88%	-0.39%	8.12%	11.42%
Class A (includes max 4 1/2% front-end load)	-9.14%	-1.30%	7.62%	11.14%
Class I	-4.63%	N/A	N/A	-0.88%
Russell 2000® Index	-0.18%	2.13%	6.45%	8.08%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)

The Since Commencement of Operations return shown is from the commencement date of Keeley Small Cap Value Fund-Class A. The return for the Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund-Class I is 3.36%.

*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY SMALL CAP DIVIDEND VALUE FUND (KSDVX - KSDIX)

In the first quarter of 2012, the KEELEY Small Cap Dividend Value Fund (KSDVX) climbed 8.96 percent compared to an 11.59 percent increase for the Russell 2000 Value Index. Over the trailing six month period ending March 31, 2012, the Fund rose 25.90 percent compared to a 29.41 percent increase for the Russell 2000 Value Index. Many of the sectors that lagged early in 2011 proved to be the leaders in 2012, with consumer discretionary, materials, and technology performing best. Additionally, after strong relative returns over the past two years, dividend stocks were collectively shunned over the past six months, while the stocks of lower market cap, lower quality, and the highest beta were market leaders. The characteristics of those types of securities do not encompass the investment philosophy or approach of the Fund. The portfolio trailed its benchmark over the past six months, due in large part to an overweight position in the lagging utilities sector, as well as poor stock selection in the consumer discretionary and technology sectors.

Given the amount of focus on the potential changes in taxes with respect to dividends, we thought it would be prudent to provide our thoughts and comments with respect to the potential changes and any impact it may have on our portfolio. Whenever we meet with financial advisors, consultants or investors, they ask us our opinion about the pending expiration of the Bush tax cuts and the potential impact on dividend-paying stocks. As it stands today, the tax rate on dividend income is set to rise from a maximum of 15% to almost 45%. Investors are concerned that this increase makes dividend-paying stocks less attractive and could cause them to be sold off. We share this concern and have spent some time evaluating the potential impact. We have no firm conclusions, but offer the following as food for thought.

We think it is likely that the tax preferences will expire and that tax rates on dividends will rise significantly. In order to prevent a dividend tax increase, Congress must pass and the President must sign a law to keep rates at current levels. This would be an accomplishment, and we are not seeing much being accomplished in Washington DC recently. Eventually, we expect a compromise that will bring the tax rate on dividends to somewhere between the current rate and the ordinary income rate, but we believe that will probably not happen before the current regime expires.

The impact on dividend-paying stocks of a return to a higher tax rate is unclear. We reviewed historical precedents to evaluate the impact, but are not persuaded one way or the other by what we found. Twice the United States increased tax rates on dividends more than it did on capital gains: 1936 and 1954. The period of time that has elapsed since then makes comparisons difficult. We view the historical evidence as suggesting caution. We are reluctant to place too much emphasis on it due to the limitations of our analysis. We are also unwilling to ignore it, just because we don’t like the results. However, we are not hearing companies talk about cutting dividends or curtailing the growth of dividends because of the less favorable tax treatment. Some of that is likely due to a bias in our sample, since we tend to spend our time with companies that view dividends as a superior way to return capital to shareholders. Nevertheless, companies continue to initiate new dividends and raise existing dividends with full knowledge of the probable impending change in the tax treatment. Given the perception created by a cut in the dividend, we do not think that many boards would be raising dividends if they were likely to lower it in response to the tax status. Additionally, we would not be surprised to see more companies pay special dividends before year-end. While this would create a tax liability for taxable shareholders before they might want it, it would do so at a lower tax rate than if the stock was sold in 2013 for a long-term gain.

We emphasize that our investment decisions are not driven by a desire to generate current yield. Instead, we use dividends as a judge of a business’ ability to generate cash and a management team’s willingness to return that cash to shareholders in a consistent, disciplined manner. The evaluation of a company’s dividend is at the front-end of our process, not the back-end. As a result, we believe that your portfolio is less sensitive to valuation techniques that are driven by the value of after-tax dividends. Additionally, the dividend focus of the Fund continues to create a portfolio that exhibits attractive characteristics, with strong risk-adjusted return potential regardless of any tax law changes.

In conclusion, while we have some concerns that the steep increase in taxes on dividends will shift investor preference away from dividend-paying stocks, we do not believe the impact will be severe. In addition, we believe that our investment process and your portfolio are not dependent on investor love of dividends to perform. Furthermore, there are a great many other things that will happen in the world and the market to impact the Fund over the next six months. As we sit here today, however, the increase in dividend taxes, by itself, is not our biggest concern.

Sincerely,

Thomas E. Browne, Jr.

Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2012

	1-Year	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	3.27%	19.25%
Class A (includes max 4 1/2% front-end load)	-1.40%	16.92%
Class I	3.58%	19.57%
Russell 2000® Value Index	-1.07%	15.24%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forcasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY SMALL-MID CAP VALUE FUND (KSMVX - KSMIX)

In the first quarter of 2012, the KEELEY Small-Mid Cap Value Fund (KSMVX) climbed 14.66 percent compared to an 11.52 percent increase for the Russell 2500 Value Index. Over the trailing six month period ending March 31, 2012, the Fund rose 34.66 percent compared to a 28.75 percent increase for the Russell 2500 Value Index. Over the past six months, the Fund has benefited from both strong stock selection and positive sector allocation. The portfolio currently has substantial overweight positions in industrials and consumer discretionary stocks, which were also the two best performing sectors in the Russell 2500 Value Index. The Fund also experienced strong stock selection in the materials and industrial sectors over the past six months. More recently, improvements in economic data and robust retail sales boosted performance in the consumer discretionary sector during the first quarter of 2012. Spin-off Marriott Vacations Worldwide Corp. (MWC) was the portfolio’s second largest contributor during the quarter, rising over 66 percent and adding 60 basis points of performance to the Fund. The time-share business of Marriott International was spun-out as an independent entity in November 2011, and the company quickly displayed many of the attractive characteristics of early spin-offs (i.e. misunderstood, lack of coverage). The company benefited from an improving economy and strong internal fundamentals as well as positive results from industry peers. PulteGroup Inc. (PHM) was another positive contributor in the sector, as improvements in the housing sector led to a rise of over 40 percent and a 43 basis point contribution to the portfolio. Although concerns remain with respect to the sustainability of the recovery in housing, valuations remain attractive and sentiment is showing signs of improvement. Although Merger and Acquisition (M&A) activity has been slower to develop than we anticipated, one of our holdings, Solutia Inc. (SOA), was acquired by Eastman Chemical Co. (EMN) at a 42 percent premium during the quarter, which contributed 57 basis points of return to the Fund. The position was liquidated shortly after the announced merger.

Sincerely,

John L. Keeley, Jr.

President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2012

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	-0.86%	33.35%	3.09%
Class A (includes max 4 1/2% front-end load)	-5.35%	31.30%	2.07%
Class I	-0.68%	33.74%	3.35%
Russell 2500® Value Index	0.09%	27.09%	3.29%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forcasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

In the first quarter of 2012, the KEELEY Mid Cap Value Fund (KMCVX) climbed 12.10 percent compared to an 11.41 percent increase for the Russell Midcap Value Index. Over the trailing six month period ending March 31, 2012, the Fund rose 27.08 percent compared to a 26.30 percent increase for the Russell Midcap Value Index. Over the past six months, sector allocation was the key driver of the portfolio’s relative outperformance versus the Russell Midcap Value Index. Overweight positions in many of the leading sectors, such as materials, industrials, and consumer discretionary were strong contributors. Additionally, the portfolio maintained an underweight position in two of the worst performing sectors over that time period, utilities and consumer staples. More recently the portfolio benefited from improvements in economic data, and robust retail sales during the first quarter of 2012 which boosted performance in many of our consumer discretionary names. The portfolio ended the quarter with over 19 percent in consumer discretionary compared to over 11 percent in the Russell Midcap Value Index. Our exposure to the consumer discretionary sector is our second largest in absolute terms, trailing only financials, and the portfolio’s most significant sector weight on a relative basis against the Russell Midcap Value Index. MGM Resorts International (MGM) proved to be the top performing stock in this sector, rising over 30 percent and adding 57 basis points of performance during the first quarter. The casino operator benefited greatly from improvements in the economy, which has driven higher visitor growth to their casinos and resorts.

Sincerely,

John L. Keeley, Jr.

President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2012

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund Class A	-0.37%	22.81%	-2.58%	1.24%
Class A (includes max 4 1/2% front-end load)	-4.83%	20.91%	-3.47%	0.54%
Class I	-0.18%	23.11%	N/A	-5.89%
Russell Midcap® Value Index	2.28%	29.18%	1.26%	4.94%	(2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)

The Since Commencement of Operations return shown is from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return for the Russell Midcap® Value Index since the commencement date of the Keeley Mid Cap Value Fund - Class I is 2.97%.

*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forcasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY MID CAP DIVIDEND VALUE FUND (KMDVX - KMDIX)

The first quarter of 2012 was the portfolio’s first full calendar quarter after being launched on October 3, 2011. The portfolio is managed by lead manager Thomas Browne, Jr., CFA, and Assistant Manager, Brian P. Leonard. The launch of the Mid Cap Dividend Value Fund follows the success of the Small Cap Dividend Value Fund, which is closing in on its three-year performance record at the end of this year. The Fund will be managed by the same team with the same investment philosophy but will focus on the dividend paying-universe in the mid-cap space. Although our team recognizes that the greatest amount of inefficiency can be found in small cap stocks, our research has also shown that these inefficiencies exist in mid cap dividend paying companies. The ability to pay a dividend as a small or mid-cap company provides some transparency in a management team’s vision and their ability to generate profit over the long-term. Second, it clearly demonstrates a positive relationship with shareholders at an earlier time in the company’s history. Lastly, and potentially most importantly, dividend paying stocks have historically held up well in difficult market environments. We expect the characteristics of our portfolio will provide some downside market protection during volatile periods. In the close to three-year history of the Small Cap Dividend Fund, the portfolio has generated the majority of its outperformance in difficult market periods, and we anticipate stocks in the mid-cap dividend paying universe of companies to display similar characteristics.

In the first quarter of 2012, the KEELEY Mid Cap Dividend Value Fund (KMDVX) climbed 9.12 percent compared to an 11.41 percent increase for the Russell Midcap Value Index. After a strong 2011, dividend stocks were largely ignored on a relative basis during an impressive beginning to equity markets in 2012. This negatively impacted the Fund as many stocks that were out of favor in 2011 led the equity rally in 2012. Specifically, non-dividend paying companies outperformed dividend payers by a wide margin during the first quarter. Although our emphasis on dividend payers proved to be a significant headwind, poor stock selection in the industrial and technology sectors were other factors that had a negative impact on the portfolio’s relative performance during the first quarter. Specifically, a number of our higher yielding stocks were the largest detractors, such as Radio Shack, R.R. Donnelly & Sons, and Frontier Communications. Also, two positions in the lagging energy sector, Cabot Oil & Gas and National Fuel Gas also proved to be significant detractors during the first quarter due to weak natural gas prices.

In an investment environment where we expect total returns to be modest, we expect the dividend to make a significant contribution to total equity returns in the coming months and years. Additionally, please see my comments regarding possible tax law changes to dividends in the commentary of the Small Cap Dividend Value Fund. These potential changes also will affect the Mid Cap Dividend Value Fund.

Sincerely,

Thomas E. Browne, Jr.

Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Mid Cap Value Index **

(Unaudited)

Cumulative total returns ***

For the periods ended March 31, 2012

	3-Month	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	9.12%	23.99%
Class A (includes max 4 1/2% front-end load)	4.24%	18.43%
Class I	9.18%	24.13%
Russell Midcap® Value Index	11.41%	31.49%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forcasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY ALL CAP VALUE FUND (KACVX—KACIX)

In the first quarter of 2012, the KEELEY All Cap Value Fund (KACVX) climbed 11.85 percent compared to an 11.16 percent increase for the Russell 3000 Value Index. Over the trailing six month period ending March 31, 2012, the Fund rose 27.68 percent compared to a 25.97 percent increase for the Russell 3000 Value Index. Over the past six months the portfolio performed well in both relative and absolute terms driven by both strong stock selection and especially strong sector allocation. An underweight position to the defensive areas of the economy such as utilities, consumer staples, and health care were key contributors. Additionally, the portfolio’s heavy weight to industrials was a strong contributor during this period. Despite a strong rally that saw small cap stocks slightly outperform their larger peers, the portfolio’s larger positions proved to be the strongest contributors to the Fund’s outperformance in the first quarter of 2012. Continental Resources (CLR) was the Fund’s top performer, rising over 28 percent and adding 59 basis points of return to the portfolio. The oil and gas producer experienced strong production growth due to robust activity in the Bakken Shale formation in North Dakota. Although we continue to find many of our most attractive opportunities in small cap names, we are continuing to find interesting restructuring ideas in large cap as well. With more pressure on corporate boards to enhance value, we believe restructuring is often one of the best methods of unlocking hidden value in larger-cap companies.

Sincerely,

John L. Keeley, Jr.

President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2012

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	1.66%	28.97%	0.58%	3.60%
Class A (includes max 4 1/2% front-end load)	-2.93%	27.00%	-0.34%	2.78%
Class I	1.89%	29.26%	N/A	-1.69%
Russell 3000® Value Index	4.30%	23.03%	-0.75%	2.68%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)

The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is -0.35%.

*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY ALTERNATIVE VALUE FUND (KALVX - KALIX)

In the first quarter of 2012, the KEELEY Alternative Value Fund (KALVX) climbed 11.35 percent compared to a 12.59 percent rise for the S&P 500 Index and an 11.52 percent increase for the Russell 2500 Value Index. Over the past six months ending March 31, 2012, the Fund rose 12.27 percent compared to a 25.89 percent increase for the S&P 500 Index and a 28.75 percent return for the Russell 2500 Value Index.

The long-side of the equity portfolio benefited from a cyclical bias, with a strong overweight to the industrial sector contributing to the portfolio’s relative outperformance against the Russell 2500 Value Index. Additionally, an underweight position toward the lagging utilities sector also proved to be beneficial over the past six months. Although sub-adviser Broadmark Asset Management successfully hedged a significant portion of the weakness of the long-side of the portfolio during a troubling third quarter, their hedging proved to be a significant detractor early in the fourth quarter of 2011. The portfolio remained largely hedged entering the fourth quarter, which dampened a percentage of the portfolio’s upside during a strong rally in October 2011.

Compelling equity market valuations and a low interest rate environment caused Broadmark to remain largely un-hedged for much of the first quarter of 2012. Corporate earnings have remained strong and investor sentiment has improved only slightly from extremely low levels. Investor sentiment is a key component of Broadmark’s investment process and because its data suggested many investors remained risk averse with respect to equities, it was not surprised to see a strong market advance during the first quarter of 2012. With that said, a number of risks remain with respect to a global economic recovery. Although Europe addressed much needed liquidity challenges toward the end of 2011, long-term solvency issues remain. Due to these risks and the strong market advance year-to-date, we expect to incrementally increase our hedges during the second quarter of 2012.

Sincerely,

John L. Keeley, Jr.

President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2012

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Alternative Value Fund - Class A, S&P 500® ** and Russell 2500® Value *** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2012

	1-Year	Since Commencement of Operations (1)
Keeley Alternative Value Fund
Class A	-5.44%	1.48%
Class A (includes max 4 1/2% front-end load)	-9.71%	-0.83%
Class I	-5.22%	1.78%
S&P 500® Index	8.54%	11.64%
Russell 2500® Value Index	0.09%	10.26%

(1)	Inception date for both classes is April 1, 2010.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**

The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

***

The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forcasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended March 31, 2012

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Fund, the Mid Cap Value Fund, the Mid Cap Dividend Value Fund, the All Cap Value Fund, and the Alternative Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses paid during the period
Small Cap Value Fund	$1,000.00	$1,278.50	1.39%	$7.92	*
Small Cap Dividend Value Fund	1,000.00	1,259.00	1.39%	7.85	*
Small-Mid Cap Value Fund	1,000.00	1,346.60	1.39%	8.15	*
Mid Cap Value Fund	1,000.00	1,270.80	1.39%	7.89	*
Mid Cap Dividend Value Fund	1,000.00	1,239.90	1.39%	7.70	***
All Cap Value Fund	1,000.00	1,276.80	1.39%	7.91	*
Alternative Value Fund	1,000.00	1,122.70	1.97%	10.45	*

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses paid during the period
Small Cap Value Fund	$1,000.00	$1,280.30	1.14%	$6.50	*
Small Cap Dividend Value Fund	1,000.00	1,261.10	1.14%	6.44	*
Small-Mid Cap Value Fund	1,000.00	1,346.90	1.14%	6.69	*
Mid Cap Value Fund	1,000.00	1,272.40	1.14%	6.48	*
Mid Cap Dividend Value Fund	1,000.00	1,241.30	1.14%	6.32	***
All Cap Value Fund	1,000.00	1,279.20	1.14%	6.50	*
Alternative Value Fund	1,000.00	1,124.40	1.72%	9.13	*

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Small Cap Value, the Small Cap Dividend Value, the Small-Mid Cap Value, the Mid Cap Value, the All Cap Value, and the Alternative Value Funds (to reflect the one-half year period).
**	Includes interest and dividend expense.
***	The Mid Cap Dividend Value Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 181/366.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended March 31, 2012

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses paid during the period
Small Cap Value Fund	$1,000.00	$1,018.05	1.39%	$7.01	*
Small Cap Dividend Value Fund	1,000.00	1,018.05	1.39%	7.01	*
Small-Mid Cap Value Fund	1,000.00	1,018.05	1.39%	7.01	*
Mid Cap Value Fund	1,000.00	1,018.05	1.39%	7.01	*
Mid Cap Dividend Value Fund	1,000.00	1,017.85	1.39%	6.94	***
All Cap Value Fund	1,000.00	1,018.05	1.39%	7.01	*
Alternative Value Fund	1,000.00	1,015.15	1.97%	9.92	*

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses paid during the period
Small Cap Value Fund	$1,000.00	$1,019.30	1.14%	$5.76	*
Small Cap Dividend Value Fund	1,000.00	1,019.30	1.14%	5.76	*
Small-Mid Cap Value Fund	1,000.00	1,019.30	1.14%	5.76	*
Mid Cap Value Fund	1,000.00	1,019.30	1.14%	5.76	*
Mid Cap Dividend Value Fund	1,000.00	1,019.09	1.14%	5.69	***
All Cap Value Fund	1,000.00	1,019.30	1.14%	5.76	*
Alternative Value Fund	1,000.00	1,016.40	1.72%	8.67	*

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Small Cap Value, the Small Cap Dividend Value, the Small-Mid Cap Value, the Mid Cap Value, the All Cap Value, and the Alternative Value Funds (to reflect the one-half year period).
**	Includes interest and dividend expense.
***	The Mid Cap Dividend Value Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 181/366.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2012 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.80%
	Aerospace & Defense – 0.82%
386,500	Teledyne Technologies, Inc. (a)	$24,368,825

	Capital Markets – 5.42%
1,141,091	Epoch Holding Corp.	27,249,253
299,000	Evercore Partners, Inc.	8,691,930
1,039,500	Federated Investors, Inc. (b)	23,295,195
368,000	Gamco Investors, Inc. (c)	18,256,480
357,000	Greenhill & Co, Inc. (b)	15,579,480
540,500	KBW, Inc.	9,999,250
719,000	Legg Mason, Inc.	20,081,670
678,300	Manning & Napier, Inc. (a)(b)	9,971,010
2,732	Teton Advisors, Inc. (b)	42,483
834,000	Waddell & Reed Financial, Inc.	27,029,940

		160,196,691

	Chemicals – 3.59%
310,000	Ashland, Inc.	18,928,600
1,155,000	Chemtura Corp. (a)	19,611,900
622,500	Koppers Holdings, Inc.	24,003,600
430,000	W.R. Grace & Co. (a)	24,854,000
1,302,305	Zep, Inc. (c)	18,753,192

		106,151,292

	Commercial Banks – 2.08%
260,000	Associated Banc Corp.	3,629,600
1,350,612	Boston Private Financial Holdings, Inc.	13,384,565
644,500	FirstMerit Corp. (b)	10,866,270
937,500	Wintrust Financial Corp. (b)	33,553,125

		61,433,560

	Commercial Services & Supplies – 0.25%
600,000	ACCO Brands Corp. (a)	7,446,000

	Computers & Peripherals – 0.73%
995,000	NCR Corp. (a)	21,601,450

Shares		Value

	Construction & Engineering – 3.26%
624,000	AECOM Technology Corp. (a)	$13,958,880
545,500	Chicago Bridge & Iron Co. – ADR	23,560,145
878,500	Layne Christensen Co. (a)	19,546,625
1,394,000	McDermott International, Inc. (a)	17,857,140
834,000	The Babcock & Wilcox Co. (a)	21,475,500

		96,398,290

	Consumer Finance – 0.59%
538,500	Ezcorp, Inc. (a)	17,477,018

	Containers & Packaging – 0.77%
337,000	Rock-Tenn Co.	22,767,720

	Diversified Consumer Services – 0.40%
641,000	Regis Corporation	11,813,630

	Diversified Financial Services – 2.77%
713,000	CBOE Holdings, Inc.	20,263,460
669,000	MarketAxess Holdings, Inc.	24,947,010
556,000	PHH Corp. (a)(b)	8,601,320
1,241,000	Walter Investment Management Corp.	27,984,550

		81,796,340

	Electric Utilities – 0.76%
420,500	Allete, Inc.	17,446,545
130,500	Cleco Corp.	5,174,325

		22,620,870

	Electrical Equipment – 3.51%
502,205	A.O. Smith Corporation	22,574,115
305,000	Acuity Brands, Inc.	19,163,150
367,500	AZZ, Inc.	18,977,700
393,854	Franklin Electric, Inc.	19,326,416
298,000	General Cable Corp. (a)	8,665,840
231,500	Regal Beloit Corp.	15,174,825

		103,882,046

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	Electronic Equipment, Instruments & Components – 1.20%
130,000	Amphenol Corp	$7,770,100
441,500	Littelfuse, Inc.	27,682,050

		35,452,150

	Energy Equipment & Services – 3.05%
433,000	Dresser-Rand Group, Inc. (a)	20,086,870
299,500	Dril-Quip, Inc. (a)	19,473,490
3,467,286	Hercules Offshore, Inc. (a)	16,400,263
274,500	Lufkin Industries, Inc.	22,138,425
911,500	Natural Gas Services Group, Inc. (a)(c)	12,031,800

		90,130,848

	Food Products – 3.11%
840,000	Darling International, Inc. (a)	14,632,800
1,071,750	Flowers Foods, Inc.	21,831,548
149,000	Ralcorp Holdings, Inc. (a)	11,039,410
614,100	Snyders-Lance, Inc.	15,874,485
177,575	Tootsie Roll Industries, Inc. (b)	4,068,235
411,000	TreeHouse Foods, Inc. (a)	24,454,500

		91,900,978

	Gas Utilities – 1.16%
998,000	Questar Corp.	19,221,480
300,000	South Jersey Industries, Inc.	15,012,000

		34,233,480

	Health Care Equipment & Supplies – 1.22%
679,000	Hill-Rom Holdings, Inc.	22,685,390
697,663	Wright Medical Group, Inc. (a)	13,478,849

		36,164,239

	Health Care Providers & Services – 2.12%
506,000	AmerisourceBergen Corp.	20,078,080

Shares		Value

	Health Care Providers & Services – (continued)
1,017,763	Hanger Orthopedic Group, Inc. (a)	$22,248,299
612,500	Patterson Companies, Inc.	20,457,500

		62,783,879

	Home Furnishings – 0.60%
807,500	Fortune Brands Home & Security, Inc. (a)	17,821,525

	Hotels, Restaurants & Leisure – 6.80%
6,024,592	Denny’s Corp. (a)(c)	24,339,352
522,000	DineEquity, Inc. (a)(b)	25,891,200
804,000	Gaylord Entertainment Co. (a)(b)	24,763,200
1,100,900	Krispy Kreme Doughnuts, Inc. (a)	8,036,570
1,984,117	Marcus Corp. (c)	24,900,668
585,000	Marriott Vacations Worldwide Corp. (a)	16,678,350
465,000	Orient-Express Hotels Ltd. (a)	4,743,000
343,500	Red Robin Gourmet Burgers, Inc. (a)(b)	12,774,765
611,500	Vail Resorts, Inc. (b)	26,447,375
701,000	Wyndham Worldwide Corp.	32,603,510

		201,177,990

	Household Durables – 2.16%
1,124,523	KB Home (b)	10,008,255
584,171	Lennar Corp. (b)	15,877,768
33,155	National Presto Industries, Inc. (b)	2,515,138
2,870,000	Pulte Group, Inc. (a)(b)	25,399,500
420,000	Toll Brothers, Inc. (a)(b)	10,075,800

		63,876,461

	Industrial Conglomerates – 0.62%
800,500	ITT Corp.	18,363,470

	Insurance – 5.29%
1,390,500	First American Financial Corp.	23,124,015
705,000	Hanover Insurance Group, Inc.	28,989,600

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	Insurance – (continued)
1,041,000	HCC Insurance Holdings, Inc.	$32,447,970
224,500	PartnerRe Ltd. (b)	15,241,305
473,000	Reinsurance Group of America, Inc.	28,129,310
787,500	W.R. Berkley Corp.	28,444,500

		156,376,700

	IT Services – 1.77%
916,500	Broadridge Financial Solutions, Inc.	21,913,515
472,000	Wright Express Corp. (a)	30,552,560

		52,466,075

	Leisure Equipment & Products – 0.10%
110,000	Brunswick Corp.	2,832,500

	Machinery – 15.18%
1,296,256	Accuride Corp. (a)	11,264,464
147,000	Ampco-Pittsburgh Corp.	2,959,110
489,292	CIRCOR International, Inc.	16,278,745
1,055,791	Colfax Corp. (a)	37,206,075
560,000	EnPro Industries, Inc. (a)	23,016,000
249,000	Gardner Denver, Inc.	15,691,980
1,034,000	John Bean Technologies Corp.	16,750,800
213,500	Joy Global, Inc.	15,692,250
610,000	Kaydon Corp.	15,561,100
877,000	L.B. Foster Co. (c)	25,003,270
511,000	RBC Bearings, Inc. (a)	23,572,430
522,000	Robbins & Myers, Inc.	27,170,100
492,000	Sun Hydraulics Corp.	12,870,720
546,000	Tennant Co.	24,024,000
891,500	Terex Corp. (a)	20,058,750
1,091,000	The Greenbrier Companies (a)	21,590,890
1,058,500	Titan International, Inc. (b)	25,033,525
777,000	Trinity Industries, Inc.	25,602,150
415,678	Twin Disc, Inc. (b)	10,845,039
206,000	Valmont Industries, Inc.	24,186,460
412,500	Wabtec Corp.	31,090,125

Shares		Value

	Machinery – (continued)
575,500	Watts Water Technologies, Inc. – Class A	$23,451,625

		448,919,608

	Media – 2.32%
332,000	AMC Networks, Inc. (a)	14,817,160
421,000	Arbitron, Inc.	15,568,580
1,893,000	Belo Corp.	13,572,810
723,000	Madison Square Garden, Inc. (a)	24,726,600

		68,685,150

	Metals & Mining – 2.57%
534,000	AMCOL International Corp.	15,747,660
256,000	Haynes International, Inc.	16,217,600
434,000	Kaiser Aluminum Corp. (b)	20,510,840
112,400	Materion Corp. (a)	3,229,252
531,496	Suncoke Energy, Inc. (a)(b)	7,552,558
295,000	Universal Stainless & Alloy Products, Inc. (a)	12,602,400

		75,860,310

	Multiline Retail – 0.74%
1,894,000	Saks, Inc. (a)(b)	21,989,340

	Multi-Utilities – 0.47%
128,000	Northwestern Corp.	4,538,880
323,500	Vectren Corp.	9,400,910

		13,939,790

	Oil, Gas & Consumable Fuels – 5.59%
458,500	Berry Petroleum Co.	21,609,105
728,000	Carrizo Oil & Co, Inc. (a)	20,573,280
366,000	Contango Oil & Gas Company (a)	21,561,060
222,000	Continental Resources, Inc. (a)(b)	19,052,040
726,000	Gulfport Energy Corp. (a)	21,141,120
2,212,500	Magnum Hunter Resources Corp. (a)(b)	14,182,125
720,500	Oasis Petroleum, Inc. (a)	22,213,015

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	Oil, Gas & Consumable Fuels – (continued)
1,103,215	Resolute Energy Corp. (a)(b)	$12,554,587
555,988	Sanchez Energy Corp. (a)	12,481,930

		165,368,262

	Paper & Forest Products – 1.44%
494,000	Clearwater Paper Corp. (a)	16,405,740
385,000	Deltic Timber Corp.	24,366,650
189,000	Louisiana Pac Corp. (a)	1,767,150

		42,539,540

	Pharmaceuticals – 0.67%
190,500	Perrigo Co.	19,680,555

	Real Estate Management & Development – 1.22%
1,277,500	Forestar Group, Inc. (a)	19,660,725
256,112	Howard Hughes Corp. (a)	16,357,873

		36,018,598

	Road & Rail – 3.84%
227,000	AMERCO	23,950,770
1,340,000	Avis Budget Group, Inc. (a)	18,961,000
441,000	Genesee & Wyoming, Inc. (a)(b)	24,069,780
340,000	Kansas City Southern (a)	24,374,600
206,700	Providence & Worcester Railroad Co.	3,052,959
891,000	RailAmerica, Inc. (a)	19,120,860

		113,529,969

	Software – 0.44%
875,847	Monotype Imaging Holdings, Inc. (a)	13,050,120

	Specialty Retail – 3.29%
16,000	Aaron’s, Inc.	414,400
828,000	Foot Locker, Inc.	25,709,400
16,000	Harry Winston Diamond Corp. (a)	235,040
915,500	Penske Automotive Group, Inc.	22,548,765

Shares		Value

	Specialty Retail – (continued)
423,500	PetSmart, Inc.	$24,232,670
969,000	Sally Beauty Holdings, Inc. (a)	24,031,200

		97,171,475

	Textiles, Apparel & Luxury Goods – 1.05%
536,000	Hanesbrands, Inc. (a)	15,833,440
871,900	Iconix Brand Group, Inc. (a)	15,153,622

		30,987,062

	Thrifts & Mortgage Finance – 5.52%
806,000	Capitol Federal Financial	9,559,160
1,878,000	First Niagara Financial Group, Inc.	18,479,520
1,091,500	Home Federal Bancorp, Inc. (c)	11,056,895
513,500	Iberiabank Corp.	27,456,845
678,000	Northwest Bancshares, Inc.	8,610,600
349,000	OceanFirst Financial Corp.	4,969,760
1,284,000	Oritani Financial Corp.	18,849,120
1,377,500	Provident Financial Services, Inc.	20,015,075
445,500	Rockville Financial, Inc.	5,190,075
390,000	Territorial Bancorp, Inc.	8,115,900
1,097,000	Viewpoint Financial Group	16,871,860
1,795,700	Westfield Financial, Inc. (c)	14,203,987

		163,378,797

	Trading Companies & Distributors – 0.76%
664,500	Kaman Corp.	22,559,775

	Transportation Infrastructure – 0.55%
495,000	Macquarie Infrastructure Company LLC	16,330,050

	Total Common Stocks (Cost $2,245,519,174)	$2,951,542,428

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Contracts		Value

	WARRANTS – 0.01%
	Oil, Gas & Consumable Fuels – 0.01%
187,500	Magnum Hunter Resources Corp. Expiration: August 29, 2013, Exercise Price: $10.50 (d)	$217,500

	Total Warrants (Cost $0)	$217,500

Principal Amount
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 2.02%
	Repurchase Agreements – 1.92%
$56,630,000	Credit Suisse First Boston Repurchase Agreement, (Dated 03/30/12), 0.07%, due 04/02/12, (Repurchased proceeds $56,630,330); [Collateralized by $151,780,000 U.S. Treasury STRIP 4.375%, 05/15/40 (Market Value $57,764,429)]	$56,630,000

Shares
	Money Market Funds – 0.10%
1,552,554	Goldman Sachs Financial Square Money Market Fund, 0.19%	1,552,554
488,331	HSBC Investment Prime Money Market Fund, 0.16%	488,331

Shares		Value

	Money Market Funds – (continued)
939,086	JPMorgan Prime Money Market Fund, 0.22%	$939,086

		2,979,971

	Total Investments Purchased With Cash Collateral From Securities Lending (Cost $59,609,971)	$59,609,971

	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds
221	Fidelity Government Portfolio, 0.01%	$221

	Total Short Term Investments (Cost $221)	$221

	Total Investments – 101.83%
	(Cost $2,305,129,366)	$3,011,370,120
	Liabilities in Excess of Other Assets – (1.83)%	(54,036,104)

	TOTAL NET ASSETS – 100.00%	$2,957,334,016

Percentages are stated as a percent of net assets.

ADR	– American Depository Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See note 2F in the Notes to the Financial Statements.

(c)	Affiliated issuer. See note 9 in the Notes to the Financial Statements.

(d)	As of March 31, 2012, Keeley Asset Management Co. (the “Adviser”) fair valued this security in accordance with fair valuation procedures established by the Funds’ Board of Directors. The value of this security was $217,500, which represented 0.01% of total net assets of the Fund.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2012 (Unaudited)

Shares		Value

	COMMON STOCKS – 98.00%
	Auto Components – 1.37%
34,900	Superior Industries International, Inc.	$681,946

	Capital Markets – 2.06%
20,800	Arlington Asset Investment Corp.	461,760
38,400	Manning & Napier, Inc. (a)	564,480

		1,026,240

	Chemicals – 2.88%
7,600	Innophos Holdings, Inc.	380,912
35,500	KMG Chemicals, Inc.	640,775
15,800	RPM International, Inc.	413,802

		1,435,489

	Commercial Banks – 5.48%
43,200	BancorpSouth, Inc.	581,904
17,100	Columbia Banking System, Inc.	389,538
39,200	FirstMerit Corp.	660,912
49,600	Glacier Bancorp, Inc.	741,024
10,000	Wintrust Financial Corp.	357,900

		2,731,278

	Commercial Services & Supplies – 0.90%
19,200	Deluxe Corp.	449,664

	Communications Equipment – 2.12%
18,300	Adtran, Inc.	570,777
37,100	Communications Systems, Inc.	487,123

		1,057,900

	Containers & Packaging – 1.34%
10,800	Bemis, Inc.	348,732
4,700	Rock-Tenn Co.	317,532

		666,264

	Diversified Financial Services – 0.99%
21,849	Walter Investment Management Corp.	492,695

	Electric Utilities – 4.91%
18,300	Allete, Inc.	759,267
16,000	Cleco Corp.	634,400
18,100	El Paso Electric Co.	588,069
16,600	Westar Energy, Inc.	463,638

		2,445,374

Shares		Value

	Electrical Equipment – 2.60%
19,200	A.O. Smith Corporation	$863,040
6,600	Regal Beloit Corp.	432,630

		1,295,670

	Electronic Equipment, Instruments & Components – 1.84%
6,900	MTS Systems Corp.	366,321
45,800	Richardson Electronics Ltd.	548,684

		915,005

	Energy Equipment & Services – 2.35%
18,100	Bristow Group, Inc.	863,913
3,800	Lufkin Industries, Inc.	306,470

		1,170,383

	Food & Staples Retailing – 2.29%
7,200	PriceSmart, Inc.	524,232
57,700	Roundys, Inc. (a)	617,390

		1,141,622

	Food Products – 0.69%
15,300	B & G Foods, Inc.	344,403

	Gas Utilities – 1.15%
11,500	South Jersey Industries, Inc.	575,460

	Health Care Equipment & Supplies – 2.01%
14,400	Hill-Rom Holdings, Inc.	481,104
27,000	Meridian Bioscience, Inc.	523,260

		1,004,364

	Health Care Providers & Services – 3.62%
11,500	Chemed Corp.	720,820
10,700	Owens & Minor, Inc.	325,387
32,800	U. S. Physical Therapy, Inc.	756,040

		1,802,247

	Hotels, Restaurants & Leisure – 2.46%
43,200	Einstein Noah Restaurant Group, Inc.	644,544
46,400	Marcus Corp.	582,320

		1,226,864

	Insurance – 7.08%
20,100	Arthur J. Gallagher & Co.	718,374
48,700	Eastern Insurance Holdings, Inc.	711,020

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	Insurance – (continued)
70,100	Meadowbrook Insurance Group, Inc.	$654,033
37,400	Protective Life Corp.	1,107,788
5,700	Reinsurance Group of America, Inc.	338,979

		3,530,194

	IT Services – 0.79%
17,000	Total System Services, Inc.	392,190

	Machinery – 7.51%
35,200	John Bean Technologies Corp.	570,240
5,900	Snap-On, Inc.	359,723
18,300	Tennant Co.	805,200
37,100	Titan International, Inc.	877,415
34,300	Trinity Industries, Inc.	1,130,185

		3,742,763

	Marine – 0.80%
25,200	Nordic American Tanker Shipping Ltd.	400,176

	Media – 3.37%
24,300	Arbitron, Inc.	898,614
108,800	Belo Corp.	780,096

		1,678,710

	Multi-Line Retail – 0.56%
17,100	Stage Stores, Inc.	277,704

	Multi-Utilities – 1.78%
17,500	Northwestern Corp.	620,550
5,000	OGE Energy Corp.	267,500

		888,050

	Oil, Gas & Consumable Fuels – 2.97%
14,400	Berry Petroleum Co.	678,672
19,600	World Fuel Services Corp.	803,600

		1,482,272

	Paper & Forest Products – 1.24%
20,800	Neenah Paper, Inc.	618,592

	Real Estate Investment Trusts (REITs) – 10.69%
10,900	American Campus Communities, Inc.	487,448
8,400	Equity Lifestyle Properties, Inc.	585,816
25,600	Government Properties Income Trust	617,216

Shares		Value

	Real Estate Investment Trusts (REITs) – (continued)
25,600	Healthcare Realty Trust, Inc.	$563,200
52,100	Sabra Health Care REIT, Inc.	856,524
14,600	Sovran Self Storage, Inc.	727,518
56,900	Stag Industrial, Inc.	794,324
91,800	Summit Hotel Properties, Inc.	695,844

		5,327,890

	Semiconductors & Semiconductor Equipment – 0.75%
33,000	Cohu, Inc.	375,210

	Software – 0.81%
11,900	Jack Henry & Associates, Inc.	406,028

	Specialty Retail – 3.76%
14,500	Aaron’s, Inc.	375,550
22,300	Destination Maternity Corp.	414,111
34,900	Foot Locker, Inc.	1,083,645

		1,873,306

	Textiles, Apparel & Luxury Goods – 1.41%
57,500	R.G. Barry Corp.	701,500

	Thrifts & Mortgage Finance – 8.19%
53,100	Franklin Financial Corp (a)	713,133
10,200	Iberiabank Corp.	545,394
51,100	Northwest Bancshares, Inc.	648,970
52,800	Oritani Financial Corp.	775,104
32,700	Territorial Bancorp, Inc.	680,487
46,700	Viewpoint Financial Group	718,246

		4,081,334

	Trading Companies & Distributors – 2.61%
21,100	Kaman Corp.	716,345
17,300	Textainer Group Holdings Ltd.	586,470

		1,302,815

	Transportation Infrastructure – 1.50%
22,700	Macquarie Infrastructure Company LLC	748,873

	Water Utilities – 1.12%
25,300	Aqua America, Inc.	563,937

	Total Common Stocks (Cost $41,790,116)	$48,854,412

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	PREFERRED STOCKS – 0.79%
	Real Estate Investment Trusts (REITs) – 0.79%
6,050	Strategic Hotels & Resorts, Inc., Series B, 8.25%	$182,710
7,050	Strategic Hotels & Resorts, Inc., Series C, 8.25%	211,641

	Total Preferred Stocks (Cost $336,787)	$394,351

	EXCHANGE TRADED FUNDS – 0.70%
	Funds, Trusts & Other Financial Vehicles – 0.70%
4,800	iShares Russell 2000 Value Index Fund	$350,256

	Total Exchange Traded Funds (Cost $349,171)	$350,256

	SHORT TERM INVESTMENTS – 1.65%
	Money Market Funds – 1.65%
820,582	Fidelity Government Portfolio, 0.01%	$820,582

	Total Short Term Investments (Cost $820,582)	$820,582

	Total Investments – 101.14% (Cost $43,296,656)	$50,419,601

	Liabilities in Excess of Other Assets – (1.14)%	(569,914)

	TOTAL NET ASSETS – 100.00%	$49,849,687

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2012 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.81%
	Auto Components – 1.07%
36,500	Visteon Corp. (a)	$1,934,500

	Beverages – 1.07%
33,000	Beam, Inc.	1,932,810

	Capital Markets – 5.57%
77,000	Epoch Holding Corp.	1,838,760
16,500	Federated Investors, Inc.	369,765
76,000	Invesco Ltd.	2,026,920
110,500	KBW, Inc.	2,044,250
137,000	Manning & Napier, Inc. (a)	2,013,900
101,000	Safeguard Scientifics, Inc. (a)	1,737,200

		10,030,795

	Chemicals – 5.36%
28,000	Ashland, Inc.	1,709,680
128,000	Chemtura Corp. (a)	2,173,440
13,000	Tronox, Inc. (a)	2,265,250
34,000	W.R. Grace & Co. (a)	1,965,200
107,000	Zep, Inc.	1,540,800

		9,654,370

	Commercial Banks – 2.83%
118,000	Associated Banc Corp.	1,647,280
215,000	Boston Private Financial Holdings, Inc.	2,130,650
37,000	Wintrust Financial Corp.	1,324,230

		5,102,160

	Commercial Services & Supplies – 2.15%
181,000	A.T. Cross Company (a)	2,179,240
59,000	Iron Mountain, Inc.	1,699,200

		3,878,440

	Construction & Engineering – 2.95%
41,000	Chicago Bridge & Iron Co. – ADR	1,770,790
135,000	McDermott International, Inc. (a)	1,729,350
70,500	The Babcock & Wilcox Co. (a)	1,815,375

		5,315,515

Shares		Value

	Consumer Finance – 1.19%
64,500	Discover Financial Services	$2,150,430

	Diversified Financial Services – 3.19%
45,500	CIT Group, Inc. (a)	1,876,420
124,500	PHH Corp. (a)	1,926,015
86,447	Walter Investment Management Corp.	1,949,380

		5,751,815

	Elecontronic Equipment & Instruments – 0.98%
72,000	Generac Holdings, Inc. (a)	1,767,600

	Electrical Equipment – 1.83%
37,500	A.O. Smith Corporation	1,685,625
33,000	Franklin Electric, Inc.	1,619,310

		3,304,935

	Energy Equipment & Services – 1.91%
25,000	Dril-Quip, Inc. (a)	1,625,500
385,000	Hercules Offshore, Inc. (a)	1,821,050

		3,446,550

	Food Products – 2.06%
113,000	Darling International, Inc. (a)	1,968,460
23,500	Ralcorp Holdings, Inc. (a)	1,741,115

		3,709,575

	Gas Utilities – 0.91%
85,000	Questar Corp.	1,637,100

	Health Care Equipment & Supplies – 4.07%
67,500	CareFusion Corp. (a)	1,750,275
33,500	Covidien Plc	1,831,780
53,500	Hill-Rom Holdings, Inc.	1,787,435
102,000	Wright Medical Group, Inc. (a)	1,970,640

		7,340,130

	Health Care Providers & Services – 3.03%
38,500	Cardinal Health, Inc.	1,659,735
88,000	Hanger Orthopedic Group, Inc. (a)	1,923,680
81,000	U. S. Physical Therapy, Inc.	1,867,050

		5,450,465

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	Home Furnishings – 1.16%
95,000	Fortune Brands Home & Security, Inc. (a)	$2,096,650

	Hotels, Restaurants & Leisure – 8.59%
405,000	Denny’s Corp. (a)	1,636,200
36,500	DineEquity, Inc. (a)	1,810,400
66,000	Gaylord Entertainment Co. (a)	2,032,800
226,000	Krispy Kreme Doughnuts, Inc. (a)	1,649,800
83,000	Marriott Vacations Worldwide Corp. (a)	2,366,330
136,000	MGM Resorts International (a)	1,852,320
56,000	Red Robin Gourmet Burgers, Inc. (a)	2,082,640
44,000	Wyndham Worldwide Corp.	2,046,440

		15,476,930

	Household Durables – 3.53%
51,500	Jarden Corp.	2,071,845
185,000	KB Home	1,646,500
256,000	Pulte Group, Inc. (a)	2,265,600
16,000	Toll Brothers, Inc. (a)	383,840

		6,367,785

	Industrial Conglomerates – 1.06%
83,500	ITT Corp.	1,915,490

	Insurance – 1.03%
52,000	Arthur J. Gallagher & Co.	1,858,480

	IT Services – 1.06%
29,500	Wright Express Corp. (a)	1,909,535

	Machinery – 14.03%
221,096	Accuride Corp. (a)	1,921,325
105,000	Briggs & Stratton Corp.	1,882,650
57,000	Colfax Corp. (a)	2,008,680
48,000	EnPro Industries, Inc. (a)	1,972,800
99,500	John Bean Technologies Corp.	1,611,900
53,000	L.B. Foster Co.	1,511,030
134,000	Manitowoc, Inc.	1,857,240
43,500	Tennant Co.	1,914,000
89,000	Terex Corp. (a)	2,002,500
85,500	The Greenbrier Companies (a)	1,692,045
74,500	Titan International, Inc.	1,761,925
53,500	Trinity Industries, Inc.	1,762,825

Shares		Value

	Machinery – (continued)
59,000	Twin Disc, Inc.	$1,539,310
24,500	Wabtec Corp.	1,846,565

		25,284,795

	Media – 3.11%
44,000	AMC Networks, Inc. (a)	1,963,720
236,000	Belo Corp.	1,692,120
57,000	Madison Square Garden, Inc. (a)	1,949,400

		5,605,240

	Metals & Mining – 1.86%
33,000	Kaiser Aluminum Corp.	1,559,580
126,000	Suncoke Energy, Inc. (a)	1,790,460

		3,350,040

	Multiline Retail – 1.01%
39,500	Dollar General Corp. (a)	1,824,900

	Multi-Utilities – 1.00%
51,000	Wisconsin Energy Corp.	1,794,180

	Oil, Gas & Consumable Fuels – 5.83%
19,000	Concho Resources, Inc. (a)	1,939,520
22,000	Continental Resources, Inc. (a)	1,888,040
295,000	Magnum Hunter Resources Corp. (a)	1,890,950
52,500	Oasis Petroleum, Inc. (a)	1,618,575
147,500	Resolute Energy Corp. (a)	1,678,550
190,000	Sandridge Energy, Inc. (a)	1,487,700

		10,503,335

	Paper & Forest Products – 0.91%
26,000	Deltic Timber Corp.	1,645,540

	Road & Rail – 5.07%
137,000	Avis Budget Group, Inc. (a)	1,938,550
23,500	Canadian Pacific Railway Ltd.	1,784,825
27,000	Genesee & Wyoming, Inc. (a)	1,473,660
25,200	Kansas City Southern (a)	1,806,588
99,000	RailAmerica, Inc. (a)	2,124,540

		9,128,163

	Software – 0.97%
117,000	Monotype Imaging Holdings, Inc. (a)	1,743,300

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	Specialty Retail – 5.25%
62,000	Aaron’s, Inc.	$1,605,800
65,000	Foot Locker, Inc.	2,018,250
140,000	Harry Winston Diamond Corp. (a)	2,056,600
77,000	Penske Automotive Group, Inc.	1,896,510
33,000	PetSmart, Inc.	1,888,260

		9,465,420

	Textiles, Apparel & Luxury Goods – 0.25%
15,000	Hanesbrands, Inc. (a)	443,100

	Thrifts & Mortgage Finance – 2.82%
137,599	Capitol Federal Financial	1,631,924
121,000	Oritani Financial Corp.	1,776,280
80,000	Territorial Bancorp, Inc.	1,664,800

		5,073,004

	Transportation Infrastructure – 1.10%
60,000	Macquarie Infrastructure Company LLC	1,979,400

	Total Common Stocks (Cost $141,580,676)	$179,872,477

Contracts
	WARRANTS – 0.02%
22,500	Magnum Hunter Resources Corp.
	Expiration: August 29, 2013, Exercise Price: $10.50 (b)	$26,100

	Total Warrants (Cost $0)	$26,100

Shares		Value

	SHORT TERM INVESTMENTS – 0.54%
	Money Market Funds – 0.54%
974,766	Fidelity Government Portfolio, 0.01%	$974,766

	Total Short Term Investments (Cost $974,766)	$974,766

	Total Investments – 100.37%
	(Cost $142,555,442)	$180,873,343
	Liabilities in Excess of Other Assets – (0.37)%	(658,647)

	TOTAL NET ASSETS – 100.00%	$180,214,696

Percentages are stated as a percent of net assets.

ADR	– American Depository Receipt

(a)	Non-income producing security.

(b)	As of March 31, 2012, the Adviser fair valued this security in accordance with fair valuation procedures established by the Funds’ Board of Directors. The value of this security was $26,100, which represented 0.01% of total net assets of the Fund.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2012 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.75%
	Auto Components – 1.60%
17,500	Visteon Corp. (a)	$927,500

	Beverages – 0.91%
9,000	Beam, Inc.	527,130

	Capital Markets – 8.10%
22,100	Ameriprise Financial, Inc.	1,262,573
2,200	CME Group, Inc.	636,526
47,500	Invesco Ltd.	1,266,825
28,400	Lazard Ltd.	811,104
25,500	Legg Mason, Inc.	712,215

		4,689,243

	Chemicals – 7.74%
16,500	Ashland, Inc.	1,007,490
11,600	FMC Corp.	1,227,976
4,900	Tronox, Inc. (a)	853,825
24,000	W.R. Grace & Co. (a)	1,387,200

		4,476,491

	Commercial Banks – 1.56%
16,000	BOK Financial Corp.	900,480

	Commercial Services & Supplies – 1.84%
37,000	Iron Mountain, Inc.	1,065,600

	Construction & Engineering – 6.13%
27,500	KBR, Inc.	977,625
69,000	McDermott International, Inc. (a)	883,890
37,000	Quanta Services, Inc. (a)	773,300
35,500	The Babcock & Wilcox Co. (a)	914,125

		3,548,940

	Consumer Finance – 2.48%
43,000	Discover Financial Services	1,433,620

	Containers & Packaging – 1.69%
14,500	Rock-Tenn Co.	979,620

	Diversified Financial Services – 3.94%
33,200	CIT Group, Inc. (a)	1,369,168
35,000	Leucadia National Corp.	913,500

		2,282,668

	Energy Equipment & Services – 3.30%
21,000	FMC Technologies, Inc. (a)	1,058,820

Shares		Value

	Energy Equipment & Services – (continued)
19,900	Unit Corp. (a)	$850,924

		1,909,744

	Food Products – 1.47%
11,500	Ralcorp Holdings, Inc. (a)	852,035

	Gas Utilities – 1.33%
40,000	Questar Corp.	770,400

	Health Care Equipment & Supplies – 1.69%
24,300	DENTSPLY International, Inc.	975,159

	Health Care Providers & Services – 1.99%
29,000	AmerisourceBergen Corp.	1,150,720

	Home Furnishings – 0.65%
17,000	Fortune Brands Home & Security, Inc. (a)	375,190

	Hotels, Restaurants & Leisure – 4.28%
87,000	MGM Resorts International (a)	1,184,940
27,800	Wyndham Worldwide Corp.	1,292,978

		2,477,918

	Household Durables – 2.34%
16,300	Jarden Corp.	655,749
29,200	Toll Brothers, Inc. (a)	700,508

		1,356,257

	Industrial Conglomerates – 1.57%
39,650	ITT Corp.	909,571

	Insurance – 9.61%
35,500	Arthur J. Gallagher & Co.	1,268,770
28,600	HCC Insurance Holdings, Inc.	891,462
15,700	PartnerRe Ltd.	1,065,873
17,500	Reinsurance Group of America, Inc.	1,040,725
35,800	W.R. Berkley Corp.	1,293,096

		5,559,926

	IT Services – 6.52%
47,000	Broadridge Financial Solutions, Inc.	1,123,770
38,000	Fidelity National Information Services, Inc.	1,258,560

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	IT Services – (continued)
20,400	Teradata Corp. (a)	$1,390,260

		3,772,590

	Machinery – 1.99%
6,000	Gardner Denver, Inc.	378,120
10,500	Joy Global, Inc.	771,750

		1,149,870

	Media – 3.48%
11,000	AMC Networks Inc. (a)	491,070
16,000	McGraw-Hill Companies	775,520
15,300	Scripps Networks Interactive, Inc.	744,957

		2,011,547

	Multiline Retail – 2.20%
13,500	Dollar Tree, Inc. (a)	1,275,615

	Multi-Utilities – 4.22%
22,000	OGE Energy Corp.	1,177,000
36,000	Wisconsin Energy Corp.	1,266,480

		2,443,480

	Oil, Gas & Consumable Fuels – 1.85%
12,500	Continental Resources, Inc. (a)	1,072,750

	Pharmaceuticals – 2.05%
11,500	Perrigo Co.	1,188,065

	Road & Rail – 3.62%
12,500	Canadian Pacific Railway Ltd.	949,375
16,000	Kansas City Southern (a)	1,147,040

		2,096,415

	Specialty Retail – 4.11%
14,000	Advance Auto Parts, Inc.	1,239,980
19,900	PetSmart, Inc.	1,138,678

		2,378,658

	Textiles, Apparel & Luxury Goods – 1.84%
36,000	Hanesbrands, Inc. (a)	1,063,440

	Thrifts & Mortgage Finance – 1.47%
86,500	First Niagara Financial Group, Inc.	851,160

Shares		Value

	Water Utilities – 2.18%
37,000	American Water Works Co., Inc.	$1,259,110

	Total Common Stocks (Cost $40,632,213)	$57,730,912

	SHORT TERM INVESTMENTS – 0.51%
	Money Market Funds – 0.51%
293,455	Fidelity Government Portfolio, 0.01%	$293,455

	Total Short Term Investments (Cost $293,455)	$293,455

	Total Investments – 100.26% (Cost $40,925,668)	$58,024,367
	Liabilities in Excess of Other Assets – (0.26)%	(151,447)

	TOTAL NET ASSETS – 100.00%	$57,872,920

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2012 (Unaudited)

Shares		Value

	COMMON STOCKS – 97.76%
	Aerospace & Defense – 0.60%
4,000	Exelis, Inc.	$50,080

	Auto Components – 1.53%
1,900	Autoliv, Inc.	127,395

	Capital Markets – 3.97%
2,100	Ameriprise Financial, Inc.	119,973
4,300	Federated Investors, Inc.	96,363
4,100	Legg Mason, Inc.	114,513

		330,849

	Chemicals – 4.27%
1,100	FMC Corp.	116,446
4,800	RPM International, Inc.	125,712
2,100	Scotts Miracle-Gro Co.	113,736

		355,894

	Commercial Banks – 6.08%
8,900	Associated Banc Corp.	124,244
2,600	BOK Financial Corp.	146,328
3,800	Comerica, Inc.	122,968
8,700	Valley National Bancorp	112,665

		506,205

	Commercial Services & Supplies – 5.42%
1,800	Dun & Bradstreet Corp.	152,514
3,800	Iron Mountain, Inc.	109,440
6,900	R.R. Donnelley & Sons Co.	85,491
3,400	Republic Services, Inc.	103,904

		451,349

	Consumer Finance – 2.32%
5,800	Discover Financial Services	193,372

	Containers & Packaging – 2.59%
2,700	Bemis, Inc.	87,183
1,900	Rock-Tenn Co.	128,364

		215,547

	Diversified Telecommunication Services – 0.75%
14,900	Frontier Communications Corp.	62,133

	Electric Utilities – 1.27%
3,800	Westar Energy, Inc.	106,134

Shares		Value

	Food Products – 6.04%
5,700	Conagra Foods, Inc.	$149,682
2,600	Corn Products International, Inc.	149,890
2,800	Flowers Foods, Inc.	57,036
1,800	J.M. Smucker Co.	146,448

		503,056

	Gas Utilities – 4.06%
2,300	National Fuel Gas Co.	110,676
6,850	Questar Corp.	131,931
3,500	UGI Corp.	95,375

		337,982

	Health Care Equipment & Supplies – 1.32%
1,800	Teleflex, Inc.	110,070

	Health Care Providers & Services – 3.68%
3,500	AmerisourceBergen Corp.	138,880
3,400	Cigna Corp.	167,450

		306,330

	Hotels, Restaurants & Leisure – 2.29%
4,100	Wyndham Worldwide Corp.	190,691

	Industrial Conglomerates – 1.53%
5,550	ITT Corp.	127,317

	Insurance – 7.10%
4,500	Arthur J. Gallagher & Co.	160,830
6,100	Lincoln National Corp.	160,796
1,500	PartnerRe Ltd.	101,835
2,800	Reinsurance Group of America, Inc.	166,516

		589,977

	IT Services – 3.63%
5,500	Broadridge Financial Solutions, Inc.	131,505
7,400	Total System Services, Inc.	170,718

		302,223

	Machinery – 2.26%
2,000	Snap-On, Inc.	121,940
2,400	Xylem, Inc.	66,600

		188,540

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	Media – 2.67%
8,800	Gannett, Inc.	$134,904
1,800	Scripps Networks Interactive, Inc.	87,642

		222,546

	Multi-Utilities – 3.21%
2,200	OGE Energy Corp.	117,700
4,250	Wisconsin Energy Corp.	149,515

		267,215

	Oil, Gas & Consumable Fuels – 7.40%
3,700	Cabot Oil & Gas Corp.	115,329
2,400	El Paso Pipeline Partners, L.P.	83,736
2,100	EQT Corp.	101,241
4,100	HollyFrontier Corp.	131,815
2,500	Linn Energy LLC	95,375
1,500	Walter Energy, Inc.	88,815

		616,311

	Real Estate Investment Trusts (REITs) – 8.46%
1,600	Alexandria Real Estate Equities, Inc.	117,008
8,500	Duke Realty Corp.	121,890
2,600	Entertainment Properties Trust	120,588
4,600	Hospitality Properties Trust	121,762
3,800	Mack Cali Realty Corp.	109,516
4,300	Weingarten Realty Investors	113,649

		704,413

	Real Estate Management & Development – 1.32%
6,300	Brookfield Office Properties, Inc.	109,935

	Road & Rail – 1.40%
2,200	Ryder System, Inc.	116,160

	Semiconductors & Semiconductor Equipment – 1.54%
3,800	Linear Technology Corp.	128,060

	Software – 1.39%
3,400	Jack Henry & Associates, Inc.	116,008

	Specialty Retail – 4.36%
3,900	Aaron’s, Inc.	101,010
6,700	Foot Locker, Inc.	208,035

Shares		Value

	Specialty Retail – (continued)
8,700	Radioshack Corp.	$54,114

		363,159

	Textiles, Apparel & Luxury Goods – 0.95%
540	V.F. Corp.	78,829

	Thrifts & Mortgage Finance – 2.47%
11,100	First Niagara Financial Group, Inc.	109,224
7,300	People’s United Financial, Inc.	96,652

		205,876

	Water Utilities – 1.88%
4,600	American Water Works Co., Inc.	156,538

	Total Common Stocks (Cost $6,872,914)	$8,140,194

	EXCHANGE TRADED FUNDS – 0.52%
	Funds, Trusts & Other Financial Vehicles – 0.52%
900	iShares Russell Midcap Value Index Fund	$43,317

	Total Exchange Traded Funds (Cost $38,381)	$43,317

	SHORT TERM INVESTMENTS – 0.98%
	Money Market Funds – 0.98%
81,558	Fidelity Government Portfolio, 0.01%	$81,558

	Total Short Term Investments (Cost $81,558)	$81,558

	Total Investments – 99.26% (Cost $6,992,853)	$8,265,069
	Other Assets in Excess of Liabilities – 0.74%	61,347

	TOTAL NET ASSETS – 100.00%	$8,326,416

Percentages are stated as a percent of net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2012 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.98%
	Auto Components – 1.36%
21,500	Visteon Corp. (a)	$1,139,500

	Capital Markets – 5.04%
63,700	Epoch Holding Corp.	1,521,156
58,000	Invesco Ltd.	1,546,860
41,000	Legg Mason, Inc.	1,145,130

		4,213,146

	Chemicals – 3.27%
20,500	Ashland, Inc.	1,251,730
14,000	FMC Corp.	1,482,040

		2,733,770

	Commercial Banks – 7.12%
60,000	Associated Banc Corp.	837,600
34,000	JPMorgan Chase & Co.	1,563,320
28,000	Northern Trust Corp.	1,328,600
40,000	Suntrust Banks, Inc.	966,800
35,000	Wintrust Financial Corp.	1,252,650

		5,948,970

	Commercial Services & Supplies – 1.35%
39,000	Iron Mountain, Inc.	1,123,200

	Computers & Peripherals – 1.64%
63,000	NCR Corp. (a)	1,367,730

	Construction & Engineering – 5.90%
31,000	Chicago Bridge & Iron Co. – ADR	1,338,890
86,000	McDermott International, Inc. (a)	1,101,660
60,000	Quanta Services, Inc. (a)	1,254,000
48,000	The Babcock & Wilcox Co. (a)	1,236,000

		4,930,550

	Consumer Finance – 1.36%
34,000	Discover Financial Services	1,133,560

	Diversified Financial Services – 3.21%
32,000	CIT Group, Inc. (a)	1,319,680
60,426	Walter Investment Management Corp.	1,362,606

		2,682,286

	Electrical Equipment – 1.49%
19,000	Regal Beloit Corp.	1,245,450

Shares		Value

	Energy Equipment & Services – 2.62%
21,000	Dril-Quip, Inc. (a)	$1,365,420
10,500	Oil States International, Inc. (a)	819,630

		2,185,050

	Food Products – 3.00%
33,000	Kraft Foods, Inc.	1,254,330
58,000	Sara Lee Corp.	1,248,740

		2,503,070

	Gas Utilities – 1.29%
56,000	Questar Corp.	1,078,560

	Health Care Equipment & Supplies – 4.65%
49,000	CareFusion Corp. (a)	1,270,570
25,500	Covidien Plc	1,394,340
31,000	Medtronic, Inc.	1,214,890

		3,879,800

	Health Care Providers & Services – 4.46%
30,000	AmerisourceBergen Corp.	1,190,400
28,000	Cardinal Health, Inc.	1,207,080
17,500	Henry Schein, Inc. (a)	1,324,400

		3,721,880

	Hotels, Restaurants & Leisure – 2.91%
15,500	DineEquity, Inc. (a)	768,800
57,000	MGM Resorts International (a)	776,340
19,000	Wyndham Worldwide Corp.	883,690

		2,428,830

	Household Durables – 1.58%
55,000	Toll Brothers, Inc. (a)	1,319,450

	Industrial Conglomerates – 3.52%
57,000	ITT Corp.	1,307,580
29,000	Tyco International Ltd.	1,629,220

		2,936,800

	Insurance – 8.09%
13,500	Ace Ltd.	988,200
25,500	Aon Corp.	1,251,030
37,000	Arthur J. Gallagher & Co.	1,322,380
24,000	Hanover Insurance Group, Inc.	986,880
16,000	PartnerRe Ltd.	1,086,240
31,000	W.R. Berkley Corp.	1,119,720

		6,754,450

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	IT Services – 4.20%
51,000	Broadridge Financial Solutions, Inc.	$1,219,410
26,000	Fidelity National Information Services, Inc.	861,120
21,000	Teradata Corp. (a)	1,431,150

		3,511,680

	Machinery – 4.27%
20,000	Dover Corp.	1,258,800
25,000	Eaton Corp.	1,245,750
14,500	Joy Global, Inc.	1,065,750

		3,570,300

	Media – 4.95%
47,000	Madison Square Garden, Inc. (a)	1,607,400
28,000	McGraw-Hill Companies	1,357,160
24,000	Scripps Networks Interactive, Inc.	1,168,560

		4,133,120

	Metals & Mining – 1.41%
25,000	Kaiser Aluminum Corp.	1,181,500

	Multiline Retail – 1.02%
9,000	Dollar Tree, Inc. (a)	850,410

	Oil, Gas & Consumable Fuels – 7.08%
17,500	ConocoPhillips	1,330,175
16,000	Continental Resources, Inc. (a)	1,373,120
40,000	Marathon Oil Corp.	1,268,000
8,000	Whiting Petroleum Corp. (a)	434,400
49,000	Williams Companies, Inc.	1,509,690

		5,915,385

	Personal Products – 1.58%
16,000	Mead Johnson Nutrition Co.	1,319,680

	Pharmaceuticals – 3.37%
13,000	Perrigo Co.	1,343,030
65,000	Pfizer, Inc.	1,472,900

		2,815,930

	Road & Rail – 4.08%
18,500	Canadian Pacific Railway Ltd.	1,405,075
14,000	Genesee & Wyoming, Inc. (a)	764,120
11,500	Union Pacific Corp.	1,236,020

		3,405,215

Shares		Value

	Specialty Retail – 2.53%
14,000	PetSmart, Inc.	$801,080
53,000	Sally Beauty Holdings, Inc. (a)	1,314,400

		2,115,480

	Textiles, Apparel & Luxury Goods – 1.63%
46,000	Hanesbrands, Inc. (a)	1,358,840

	Total Common Stocks (Cost $61,036,958)	$83,503,592

	SHORT TERM INVESTMENTS – 0.11%
	Money Market Funds – 0.11%
89,740	Fidelity Government Portfolio, 0.01%	$89,740

	Total Short Term Investments (Cost $89,740)	$89,740

	Total Investments – 100.09%
	(Cost $61,126,698)	$83,593,332
	Liabilities in Excess of Other Assets – (0.09)%	(71,791)

	TOTAL NET ASSETS – 100.00%	$83,521,541

Percentages are stated as a percent of net assets.

ADR	– American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2012 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.83%
	Auto Components – 1.06%
5,000	Visteon Corp. (a)	$265,000

	Beverages – 0.98%
4,200	Beam, Inc.	245,994

	Capital Markets – 5.68%
10,000	Epoch Holding Corp.	238,800
3,500	Federated Investors, Inc.	78,435
11,000	Invesco Ltd.	293,370
15,000	KBW, Inc.	277,500
19,000	Manning & Napier, Inc. (a)	279,300
15,000	Safeguard Scientifics, Inc. (a)	258,000

		1,425,405

	Chemicals – 5.37%
3,800	Ashland, Inc.	232,028
18,500	Chemtura Corp. (a)	314,130
1,800	Tronox, Inc. (a)	313,650
4,700	W.R. Grace & Co. (a)	271,660
15,000	Zep, Inc.	216,000

		1,347,468

	Commercial Banks – 2.00%
29,000	Boston Private Financial Holdings, Inc.	287,390
6,000	Wintrust Financial Corp.	214,740

		502,130

	Commercial Services & Supplies – 2.21%
27,000	A.T. Cross Company (a)	325,080
8,000	Iron Mountain, Inc.	230,400

		555,480

	Construction & Engineering – 2.87%
5,500	Chicago Bridge & Iron Co. – ADR	237,545
19,500	McDermott International, Inc. (a)	249,795
9,000	The Babcock & Wilcox Co. (a)	231,750

		719,090

	Consumer Finance – 1.20%
9,000	Discover Financial Services	300,060

Shares		Value

	Diversified Financial Services – 3.40%
6,400	CIT Group, Inc. (a)	$263,936
17,700	PHH Corp. (a)	273,819
14,000	Walter Investment Management Corp.	315,700

		853,455

	Elecontronic Equipment & Instruments – 0.83%
8,500	Generac Holdings, Inc. (a)	208,675

	Electrical Equipment – 2.14%
6,500	A.O. Smith Corporation	292,175
5,000	Franklin Electric, Inc.	245,350

		537,525

	Energy Equipment & Services – 1.96%
3,700	Dril-Quip, Inc. (a)	240,574
53,000	Hercules Offshore, Inc. (a)	250,690

		491,264

	Food Products – 2.26%
16,800	Darling International, Inc. (a)	292,656
3,700	Ralcorp Holdings, Inc. (a)	274,133

		566,789

	Gas Utilities – 0.97%
12,600	Questar Corp.	242,676

	Health Care Equipment & Supplies – 4.08%
8,500	CareFusion Corp. (a)	220,405
5,100	Covidien Plc	278,868
7,000	Hill-Rom Holdings, Inc.	233,870
15,000	Wright Medical Group, Inc. (a)	289,800

		1,022,943

	Health Care Providers & Services – 3.09%
5,000	Cardinal Health, Inc.	215,550
13,000	Hanger Orthopedic Group, Inc. (a)	284,180
12,000	U. S. Physical Therapy, Inc.	276,600

		776,330

	Home Furnishings – 1.23%
14,000	Fortune Brands Home & Security, Inc. (a)	308,980

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	Hotels, Restaurants & Leisure – 8.87%
60,000	Denny’s Corp. (a)	$242,400
5,100	DineEquity, Inc. (a)	252,960
9,000	Gaylord Entertainment Co. (a)	277,200
29,500	Krispy Kreme Doughnuts, Inc. (a)	215,350
12,600	Marriott Vacations Worldwide Corp. (a)	359,226
19,500	MGM Resorts International (a)	265,590
9,000	Red Robin Gourmet Burgers, Inc. (a)	334,710
6,000	Wyndham Worldwide Corp.	279,060

		2,226,496

	Household Durables – 3.43%
7,000	Jarden Corp.	281,610
26,000	KB Home	231,400
30,500	Pulte Group, Inc. (a)	269,925
3,200	Toll Brothers, Inc. (a)	76,768

		859,703

	Industrial Conglomerates – 1.01%
11,000	ITT Corp.	252,340

	Insurance – 1.00%
7,000	Arthur J. Gallagher & Co.	250,180

	IT Services – 1.11%
4,300	Wright Express Corp. (a)	278,339

	Machinery – 14.50%
32,000	Accuride Corp. (a)	278,080
16,000	Briggs & Stratton Corp.	286,880
8,000	Colfax Corp. (a)	281,920
7,000	EnPro Industries, Inc. (a)	287,700
14,000	John Bean Technologies Corp.	226,800
7,500	L.B. Foster Co	213,825
19,000	Manitowoc, Inc.	263,340
7,000	Tennant Co.	308,000
12,500	Terex Corp. (a)	281,250
10,500	The Greenbrier Companies (a)	207,795
11,000	Titan International, Inc.	260,150
7,400	Trinity Industries, Inc.	243,830
9,000	Twin Disc, Inc.	234,810
3,500	Wabtec Corp.	263,795

		3,638,175

Shares		Value

	Media – 3.22%
6,200	AMC Networks, Inc. (a)	$276,706
36,000	Belo Corp.	258,120
8,000	Madison Square Garden, Inc. (a)	273,600

		808,426

	Metals & Mining – 1.93%
5,000	Kaiser Aluminum Corp.	236,300
17,500	Suncoke Energy, Inc. (a)	248,675

		484,975

	Multiline Retail – 1.10%
6,000	Dollar General Corp. (a)	277,200

	Multi-Utilities – 0.98%
7,000	Wisconsin Energy Corp.	246,260

	Oil, Gas & Consumable Fuels – 6.02%
2,300	Concho Resources, Inc. (a)	234,784
3,000	Continental Resources, Inc. (a)	257,460
45,000	Magnum Hunter Resources Corp. (a)	288,450
8,000	Oasis Petroleum, Inc. (a)	246,640
22,500	Resolute Energy Corp. (a)	256,050
29,000	Sandridge Energy, Inc. (a)	227,070

		1,510,454

	Paper & Forest Products – 0.88%
3,500	Deltic Timber Corp.	221,515

	Road & Rail – 4.85%
17,500	Avis Budget Group, Inc. (a)	247,625
3,200	Canadian Pacific Railway Ltd.	243,040
4,000	Genesee & Wyoming, Inc. (a)	218,320
3,200	Kansas City Southern (a)	229,408
13,000	RailAmerica, Inc. (a)	278,980

		1,217,373

	Software – 0.89%
15,000	Monotype Imaging Holdings, Inc. (a)	223,500

	Specialty Retail – 5.23%
8,000	Aaron’s, Inc.	207,200
9,000	Foot Locker, Inc.	279,450
18,500	Harry Winston Diamond Corp. (a)	271,765
12,000	Penske Automotive Group, Inc.	295,560

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

Shares		Value

	Specialty Retail – (continued)
4,500	PetSmart, Inc.	$257,490

		1,311,465

	Textiles, Apparel & Luxury Goods – 0.31%
2,600	Hanesbrands, Inc. (a)	76,804

	Thrifts & Mortgage Finance – 2.05%
18,000	Oritani Financial Corp.	264,240
12,000	Territorial Bancorp, Inc.	249,720

		513,960

	Transportation Infrastructure – 1.12%
8,500	Macquarie Infrastructure Company LLC	280,415

	Total Common Stocks (Cost $20,309,396)	$25,046,844

Contracts
	PURCHASED OPTIONS – 1.02%
	Put Options – 1.02%
120	CBOE Russell 2000 Index
	Expiration: June 2012, Exercise Price: $790.00	$256,800

	Total Purchased Options (Cost $422,010)	$256,800

	WARRANTS – 0.02%
	Oil, Gas & Consumable Fuels – 0.02%
4,000	Magnum Hunter Resources Corp.
	Expiration: August 29, 2013, Exercise Price: $10.50 (b)	$4,640

	Total Warrants (Cost $0)	$4,640

Shares		Value

	SHORT TERM INVESTMENTS – 0.33%
	Money Market Funds – 0.33%
82,216	Fidelity Government Portfolio, 0.01%	$82,216

	Total Short Term Investments (Cost $82,216)	$82,216

	Total Investments – 101.20% (Cost $20,813,622)	$25,390,500
	Liabilities in Excess of Other Assets – (1.20)%	(301,267)

	TOTAL NET ASSETS – 100.00%	$25,089,233

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

(b)	As of March 31, 2012, the Adviser fair valued this security in accordance with fair valuation procedures established by the Funds’ Board of Directors. The value of this security was $4,640, which represented 0.02% of total net assets of the Fund.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2012 (Unaudited)

Contracts		Value

	Call Options
120	CBOE Russell 2000 Index
	Expiration: June 2012, Exercise Price: $790.00	$701,400

	Total Written Options (Premium received $634,110)	$701,400

The accompanying notes are an integral part of these financial statements.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012 (Unaudited)

Small Cap Value Fund
ASSETS:
Investments, at value (1)(4)
Unaffiliated issuers	$2,806,125,451
Affiliated issuers	205,244,669
Cash	26,031
Receivable for investments sold	23,960,547
Deposit for brokers	—
Receivable for shares issued	2,451,544
Dividends and interest receivable	1,884,687
Prepaid expenses and other assets	105,994

Total Assets	3,039,798,923

LIABILITIES:
Options written, at value (2)	—
Foreign tax withholding	—
Payable for investments purchased	7,658,957
Payable for shares redeemed	9,175,036
Payable upon return of securities on loan	59,609,971
Payable on line of credit	2,225,000
Payable to Adviser	2,396,905
Payable to Directors	113,638
Accrued 12b-1 fees - Class A	363,766
Other accrued expenses	921,634

Total Liabilities	82,464,907

NET ASSETS	$2,957,334,016

NET ASSETS CONSIST OF:
Capital stock	$3,383,054,458
Accumulated undistributed net investment income/(loss)	5,875,923
Accumulated undistributed net realized gain/(loss) on investments	(1,137,808,453)
Net unrealized appreciation on investments and non-interested Directors’ deferred compensation	706,212,088

NET ASSETS	$2,957,334,016

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	80,187,587
NET ASSETS	$2,080,170,727
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$25.94

MAXIMUM OFFERING PRICE PER SHARE (3)	$27.16

Class I Shares
Authorized	100,000,000
Issued and outstanding	33,518,848
NET ASSETS	$877,163,289
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$26.17

(1) Cost of Investments
Unaffiliated issuers	$2,067,317,088
Affiliated issuers	237,812,278

(2) Cost of Written Options	$—
(3)	Includes a sales load of 4.50% (see Note 7).
(4)	See Note 2F of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

March 31, 2012 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$50,419,601	$180,873,343	$58,024,367	$8,265,069	$83,593,332	$25,390,500
—	—	—	—	—	—
—	2,050	—	750	1,600	275
193,683	1,520,507	—	—	—	212,367
—	—	—	—	—	212,100
153,721	555,174	42,348	—	16,095	229,600
97,251	67,872	51,198	16,773	103,501	9,584
23,832	26,111	20,585	53,732	20,823	27,220

50,888,088	183,045,057	58,138,498	8,336,324	83,735,351	26,081,646

—	—	—	—	—	701,400
—	1,063	—	—	837	145
909,905	2,031,756	90,530	—	—	248,915
66,530	582,120	90,382	272	102,960	—
—	—	—	—	—	—
—	—	—	—	—	—
36,739	148,147	43,613	1,351	66,617	25,217
2,701	7,467	2,273	230	3,595	1,624
4,565	12,144	9,008	969	9,122	2,141
17,961	47,664	29,772	7,086	30,679	12,971

1,038,401	2,830,361	265,578	9,908	213,810	992,413

$49,849,687	$180,214,696	$57,872,920	$8,326,416	$83,521,541	$25,089,233

$42,500,716	$146,719,744	$90,878,990	$7,034,148	$95,127,685	$21,704,226
(44,486)	(275,405)	2,303	(5,239)	115,485	(114,298)
270,774	(4,546,436)	(50,106,601)	25,327	(34,187,627)	(1,010,367)
7,122,683	38,316,793	17,098,228	1,272,180	22,465,998	4,509,672

$49,849,687	$180,214,696	$57,872,920	$8,326,416	$83,521,541	$25,089,233

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
1,744,134	5,496,188	3,996,204	408,571	4,210,474	1,355,888
$24,214,158	$63,192,329	$43,304,053	$5,027,369	$51,643,451	$11,444,175
$13.88	$11.50	$10.84	$12.30	$12.27	$8.44

$14.54	$12.04	$11.35	$12.88	$12.84	$8.84

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
1,844,749	10,076,515	1,332,815	268,115	2,577,413	1,604,461
$25,635,529	$117,022,367	$14,568,867	$3,299,047	$31,878,090	$13,645,058
$13.90	$11.61	$10.93	$12.30	$12.37	$8.50

$43,296,656	$142,555,442	$40,925,668	$6,992,853	$61,126,698	$20,813,622
—	—	—	—	—	—

$—	$—	$—	$—	$—	$(634,110)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Periods Ended March 31, 2012 (Unaudited)

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$23,751,719
Affiliated issuers	1,761,923
Less: Foreign withholding tax	(4,594)
Interest income	108
Securities lending income, net	413,041

Total Investment Income	25,922,197

EXPENSES:
Investment advisory fees	14,146,205
12b-1 fees - Class A	2,719,500
Shareholder servicing fees	758,123
Transfer agent fees and expenses	951,268
Federal and state registration fees	67,512
Audit expense	25,618
Fund accounting and administration fees	305,209
Directors’ fees	220,763
Custody fees	91,106
Reports to shareholders	205,983
Other	442,530

Total expenses before reimbursement	19,933,817
Reimbursement of expenses by Adviser	—

NET EXPENSES	19,933,817

NET INVESTMENT INCOME/(LOSS)	5,988,380

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments from sales of
Unaffiliated issuers	65,837,738
Affiliated issuers	(29,834,392)
Written options	—
Futures contracts	—
Change in net unrealized appreciation on investments and non-interested Directors’ deferred compensation	691,813,951

Net Gain on Investments	727,817,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$733,805,677

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

For the Periods Ended March 31, 2012 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$545,961	$693,615	$369,012	$103,512	$627,276	$100,895
—	—	—	—	—	—
—	(1,348)	(1,118)	(248)	(1,088)	(201)
45	61	8	6	3	2
—	—	—	—	—	—

546,006	692,328	367,902	103,270	626,191	100,696

201,312	783,749	273,000	34,999	391,309	187,477
24,523	70,768	51,551	5,162	60,393	12,508
10,066	39,188	13,650	1,750	19,566	5,859
4,564	19,049	11,413	1,338	9,565	2,114
18,028	21,100	17,941	17,862	17,395	20,233
10,564	10,546	10,552	11,880	10,550	14,846
5,990	16,968	7,111	2,430	9,524	5,567
3,225	9,717	3,987	462	5,448	2,087
1,340	9,013	1,673	1,692	2,886	4,317
1,608	9,839	2,934	666	3,103	449
2,630	11,096	5,134	582	7,781	11,969

283,850	1,001,033	398,946	78,823	537,520	267,426
(29,830)	(36,073)	(35,364)	(33,760)	(29,266)	(53,082)

254,020	964,960	363,582	45,063	508,254	214,344

291,986	(272,632)	4,320	58,207	117,937	(113,648)

175,422	2,653,344	1,318,898	25,327	4,436,225	(1,309,189)
—	—	—	—	—	—
—	—	—	—	—	(26,310)
—	—	—	—	—	(374,330)
8,356,733	41,423,498	11,491,983	1,272,180	14,201,398	4,399,965

8,532,155	44,076,842	12,810,881	1,297,507	18,637,623	2,690,136

$8,824,141	$43,804,210	$12,815,201	$1,355,714	$18,755,560	$2,576,488

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Period Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
OPERATIONS:
Net investment income/(loss)	$5,988,380	$(8,320,360)
Net realized gain/(loss) on investments	36,003,346	282,483,176
Change in net unrealized appreciation on investments	691,813,951	(246,748,434)

Net increase/(decrease) in net assets resulting from operations	733,805,677	27,414,382

DISTRIBUTIONS:
Net investment income - Class A	—	—
Net investment income - Class I	—	—
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	—	—

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	147,850,633	490,044,015
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(648,478,570)	(1,858,077,593)

Net increase/(decrease) from capital stock transactions	(500,627,937)	(1,368,033,578)

Class I Shares
Proceeds from shares issued	169,408,652	554,259,994
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(205,835,285)	(298,963,722)

Net increase/(decrease) from capital stock transactions	(36,426,633)	255,296,272

TOTAL INCREASE/(DECREASE) IN NET ASSETS	196,751,107	(1,085,322,924)

NET ASSETS:
Beginning of period	2,760,582,909	3,845,905,833

End of period	$2,957,334,016	$2,760,582,909

Accumulated undistributed net investment income/(loss)	$5,875,923	$(112,457)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	6,214,713	19,741,371
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(27,019,217)	(75,617,580)

Net increase/(decrease) from capital stock transactions	(20,804,504)	(55,876,209)

Class I Shares
Shares sold	7,070,329	22,411,590
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(8,373,530)	(12,239,999)

Net increase/(decrease) from capital stock transactions	(1,303,201)	10,171,591

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Period Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Period Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

$291,986	$415,065	$(272,632)	$(368,505)
175,422	1,070,082	2,653,344	104,011
8,356,733	(2,803,731)	41,423,498	(15,196,284)

8,824,141	(1,318,584)	43,804,210	(15,460,778)

(153,557)	(171,570)	—	—
(182,313)	(279,064)	—	—
(458,950)	(211,858)	—	—
(453,552)	(442,653)	—	—

(1,248,372)	(1,105,145)	—	—

9,076,968	15,976,940	7,342,967	19,364,154
589,215	337,809	—	—
(3,202,480)	(4,463,501)	(6,562,112)	(22,750,207)

6,463,703	11,851,248	780,855	(3,386,053)

4,761,176	3,259,956	38,538,737	71,586,970
635,426	720,288	—	—
(489,318)	(150,960)	(21,816,117)	(18,014,564)

4,907,284	3,829,284	16,722,620	53,572,406

18,946,756	13,256,803	61,307,685	34,725,575

30,902,931	17,646,128	118,907,011	84,181,436

$49,849,687	$30,902,931	$180,214,696	$118,907,011

$(44,486)	$(602)	$(275,405)	$(2,773)

694,403	1,232,863	696,062	1,838,541
45,643	26,584	—	—
(238,682)	(355,378)	(625,526)	(2,236,804)

501,364	904,069	70,536	(398,263)

355,329	245,840	3,696,018	6,524,563
49,076	56,463	—	—
(36,922)	(11,224)	(2,042,757)	(1,705,952)

367,483	291,079	1,653,261	4,818,611

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund
	Period Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
OPERATIONS:
Net investment income/(loss)	$4,320	$(98,612)
Net realized gain/(loss) on investments	1,318,898	6,998,472
Change in net unrealized appreciation on investments	11,491,983	(6,506,849)

Net increase/(decrease) in net assets resulting from operations	12,815,201	393,011

DISTRIBUTIONS:
Net investment income - Class A	—	—
Net investment income - Class I	—	—
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	—	—

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	1,386,690	3,952,405
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(5,197,406)	(14,732,476)

Net increase/(decrease) from capital stock transactions	(3,810,716)	(10,780,071)

Class I Shares
Proceeds from shares issued	87,315	1,310,462
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(168,834)	(4,491,676)

Net increase/(decrease) from capital stock transactions	(81,519)	(3,181,214)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	8,922,966	(13,568,274)

NET ASSETS:
Beginning of period	48,949,954	62,518,228

End of period	$57,872,920	$48,949,954

Accumulated undistributed net investment income/(loss)	$2,303	$(2,017)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	141,562	406,919
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(532,796)	(1,468,850)

Net increase/(decrease) from capital stock transactions	(391,234)	(1,061,931)

Class I Shares
Shares sold	8,787	123,521
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(16,846)	(442,174)

Net increase/(decrease) from capital stock transactions	(8,059)	(318,653)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Mid Cap Dividend Fund	All Cap Value Fund		Alternative Value Fund
From October 3, 2011 (Commencement Date) to March 31, 2012 (Unaudited)	Period Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Period Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

$58,207	$117,937	$(38,155)	$(113,648)	$(309,804)
25,327	4,436,225	3,957,118	(1,709,829)	(397,934)
1,272,180	14,201,398	(4,805,985)	4,399,965	499,575

1,355,714	18,755,560	(887,022)	2,576,488	(208,163)

(36,048)	—	—	—	—
(27,398)	—	—	—	—
—	—	—	(1,690,334)	(49,030)
—	—	—	(2,037,890)	(196,923)

(63,446)	—	—	(3,728,224)	(245,953)

4,333,586	2,101,177	9,083,736	2,817,429	14,921,079
35,883	—	—	1,584,550	48,844
(61,398)	(5,991,665)	(17,921,368)	(1,372,070)	(7,128,903)

4,308,071	(3,890,488)	(8,837,632)	3,029,909	7,841,020

2,714,086	791,728	8,149,370	3,984,042	1,941,485
27,398	—	—	1,930,028	196,922
(15,407)	(2,089,131)	(2,207,740)	(3,632,914)	(15,386,536)

2,726,077	(1,297,403)	5,941,630	2,281,156	(13,248,129)

8,326,416	13,567,669	(3,783,024)	4,159,329	(5,861,225)

—	69,953,872	73,736,896	20,929,904	26,791,129

$8,326,416	$83,521,541	$69,953,872	$25,089,233	$20,929,904

$(5,239)	$115,485	$(2,452)	$(114,298)	$(650)

410,739	181,015	808,307	327,185	1,405,055
3,053	—	—	209,044	4,789
(5,221)	(544,151)	(1,575,904)	(162,441)	(679,149)

408,571	(363,136)	(767,597)	373,788	730,695

267,102	71,645	681,325	439,340	188,064
2,330	—	—	252,953	19,249
(1,317)	(184,246)	(184,868)	(402,236)	(1,601,482)

268,115	(112,601)	496,457	290,057	(1,394,169)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations					Dividends and Distributions
For a fund share outstanding throughout each period	Net asset value, beginning of period	Net investment income/ (loss)		Net realized and unrealized gain/(loss)	Net increase payment by affiliates	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Tax return of capital
Keeley Small Cap Value Fund
Class A
3/31/2012 (Unaudited)	$20.29	$0.04	(7)	$5.61	$—	$5.65	$—	$—	$—
9/30/2011	$21.17	$(0.06	)(7)	$(0.82)	$—	$(0.88)	$—	$—	$—
9/30/2010	$19.12	$(0.05)		$2.14	$—	$2.09	$(0.04)	$—	$—
9/30/2009	$24.13	$0.04		$(5.05)	$—	$(5.01)	$—	$—	$—
9/30/2008	$28.95	$(0.08)		$(4.08)	$0.01	$(4.15)	$—	$(0.67)	$—	(4)
9/30/2007	$23.29	$(0.13)		$5.79	$—	$5.66	$—	$— (4)	$—
Class I
3/31/2012 (Unaudited)	$20.44	$0.07	(7)	$5.66	$—	$5.73	$—	$—	$—
9/30/2011	$21.28	$—	(4)(7)	$(0.84)	$—	$(0.84)	$—	$—	$—
9/30/2010	$19.20	$0.01		$2.15	$—	$2.16	$(0.08)	$—	$—
9/30/2009	$24.18	$0.02		$(5.00)	$—	$(4.98)	$—	$—	$—
12/31/2007 (1) – 9/30/2008	$27.28	$0.02		$(3.13)	$0.01	$(3.10)	$—	$—	$—

Keeley Small Cap Dividend Value Fund
Class A
3/31/2012 (Unaudited)	$11.36	$0.09	(7)	$2.82	$—	$2.91	$(0.09)	$(0.30)	$—
9/30/2011	$11.57	$0.18	(7)	$0.15	$—	$0.33	$(0.18)	$(0.36)	$—
12/1/2009 (1) – 9/30/2010	$10.00	$0.11		$1.57	$—	$1.68	$(0.11)	$—	$—
Class I
3/31/2012 (Unaudited)	$11.37	$0.10	(7)	$2.84	$—	$2.94	$(0.11)	$(0.30)	$—
9/30/2011	$11.57	$0.21	(7)	$0.16	$—	$0.37	$(0.21)	$(0.36)	$—
12/1/2009 (1) – 9/30/2010	$10.00	$0.14		$1.56	$—	$1.70	$(0.13)	$—	$—

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(8)

Total return increased by approximately 0.03% due to a voluntary reimbursement by the Advisor relating to the purchase of certain securities issued by companies engaged in securities-related businesses.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

								Prior To Reimbursement
Net asset value, end of period	Total return (2)		Net assets, end of period, (,000)	Ratio of Net Expense to average Net Assets (3)		Ratio of Net investment income to Average Net Assets		Ratio of Net Expenses to Average Net Assets (3)		Ratio of Net investment income to average Net Assets		Portfolio turnover rate

$25.94	27.85	%(5)	$2,080,171	1.39	%(6)	0.32	%(6)	1.39	%(6)	0.32	%(6)	12.69%
$20.29	(4.16)%		$2,048,832	1.35%		(0.26)%		1.35%		(0.26)%		18.98%
$21.17	10.92%		$3,321,356	1.36%		(0.20)%		1.36%		(0.20)%		8.65%
$19.12	20.73%		$4,350,731	1.39%		0.21%		1.40%		0.21%		22.03%
$24.13	(14.64	)%(8)	$6,225,831	1.33%		(0.35)%		1.33%		(0.35)%		17.27%
$28.95	24.30%		$5,591,785	1.33%		(0.58)%		1.33%		(0.58)%		29.60%

$26.17	28.03	%(5)	$877,163	1.14	%(6)	0.57	%(6)	1.14	%(6)	0.57	%(6)	12.69%
$20.44	(3.95)%		$711,751	1.10%		(0.01)%		1.10%		(0.01)%		18.98%
$21.28	11.29%		$524,550	1.11%		0.05%		1.11%		0.05%		8.65%
$19.20	(20.56)%		$386,630	1.14%		0.44%		1.14%		0.43%		22.03%
$24.18	(11.40	)%(5)(8)	$244,147	1.12	%(6)	0.21	%(6)	1.12	%(6)	0.21	%(6)	17.27%

$13.88	25.90	%(5)	$24,214	1.39	%(6)	1.32	%(6)	1.54	%(6)	1.17	%(6)	16.78%
$11.36	2.38%		$14,114	1.39%		1.29%		1.66%		1.02%		57.78%
$11.57	16.89	%(5)	$3,918	1.40	%(6)	1.48	%(6)	2.28	%(6)	0.60	%(6)	59.48%

$13.90	26.11	%(5)	$25,636	1.14	%(6)	1.57	%(6)	1.29	%(6)	1.42	%(6)	16.78%
$11.37	2.69%		$16,789	1.14%		1.54%		1.41%		1.27%		57.78%
$11.57	17.08	%(5)	$13,728	1.15	%(6)	1.60	%(6)	2.03	%(6)	0.72	%(6)	59.48%

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

		Income/(loss) from investment operations				Dividends and Distributions
For a fund share outstanding throughout each period	Net asset value, beginning of period	Net investment income/ (loss)		Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income
Keeley Small-Mid Cap Value Fund
Class A
3/31/2012 (Unaudited)	$8.54	$(0.03	)(7)	$2.99	$2.96	$—
9/30/2011	$8.91	$(0.05	)(7)	$(0.32)	$(0.37)	$—
9/30/2010	$8.26	$(0.01)		$0.66	$0.65	$—
9/30/2009	$8.96	$—	(4)	$(0.70)	$(0.70)	$—
9/30/2008	$10.94	$—	(4)	$(1.97)	$(1.97)	$(0.01)
8/15/2007 (1) – 9/30/2007	$10.00	$(0.01)		$0.95	$0.94	$—
Class I
3/31/2012 (Unaudited)	$8.62	$(0.01	)(7)	$3.00	$2.99	$—
9/30/2011	$8.96	$(0.02	)(7)	$(0.32)	$(0.34)	$—
9/30/2010	$8.30	$—	(4)	$0.67	$0.67	$(0.01)
9/30/2009	$8.98	$—	(4)	$(0.68)	$(0.68)	$—
9/30/2008	$10.95	$0.02		$(1.97)	$(1.95)	$(0.02)
8/15/2007 (1) – 9/30/2007	$10.00	$—	(4)	$0.95	$0.95	$—

Keeley Mid Cap Value Fund
Class A
3/31/2012 (Unaudited)	$8.53	$—	(4)(7)	$2.31	$2.31	$—
9/30/2011	$8.78	$(0.02	)(7)	$(0.23)	$(0.25)	$—
9/30/2010	$8.12	$(0.03)		$0.70	$0.67	$(0.01)
9/30/2009	$10.42	$0.01		$(2.31)	$(2.30)	$—
9/30/2008	$14.14	$(0.02)		$(3.70)	$(3.72)	$—
9/30/2007	$10.60	$(0.05)		$3.59	$3.54	$—
Class I
3/31/2012 (Unaudited)	$8.59	$0.01	(7)	$2.33	$2.34	$—
9/30/2011	$8.83	$—	(4)(7)	$(0.24)	$(0.24)	$—
9/30/2010	$8.16	$(0.01)		$0.71	$0.70	$(0.03)
9/30/2009	$10.45	$0.01		$(2.30)	$(2.29)	$—
12/31/2007 (1) – 9/30/2008	$14.20	$—	(4)	$(3.75)	$(3.75)	$—

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

								Prior To Reimbursement
Net asset value, end of period	Total return (2)		Net assets, end of period, (,000)	Ratio of Net Expense to average Net Assets (3)		Ratio of Net investment income to Average Net Assets		Ratio of Net Expenses to Average Net Assets (3)		Ratio of Net investment income to average Net Assets		Portfolio turnover rate

$11.50	34.66	%(5)	$63,192	1.39	%(6)	(0.51	)%(6)	1.44	%(6)	(0.56	)%(6)	22.11%
$8.54	(4.15)%		$46,334	1.40%		(0.43)%		1.47%		(0.50)%		78.42%
$8.91	7.87%		$51,871	1.39%		(0.21)%		1.55%		(0.37)%		46.07%
$8.26	(7.81)%		$24,845	1.40%		0.04%		1.78%		(0.34)%		44.80%
$8.96	(18.07)%		$14,096	1.40%		(0.28)%		1.97%		(0.85)%		10.57%
$10.94	9.40	%(5)	$3,685	1.39	%(6)	(0.49	)%(6)	11.79	%(6)	(10.88	)%(6)	0.91	%(5)

$11.61	34.69	%(5)	$117,022	1.14	%(6)	(0.26	)%(6)	1.19	%(6)	(0.31	)%(6)	22.11%
$8.62	(3.79)%		$72,573	1.15%		(0.18)%		1.22%		(0.25)%		78.42%
$8.96	8.09%		$32,310	1.14%		0.04%		1.30%		(0.12)%		46.07%
$8.30	(7.57)%		$18,535	1.15%		0.24%		1.52%		(0.14)%		44.80%
$8.98	(17.84)%		$3,767	1.15%		0.05%		1.75%		(0.56)%		10.57%
$10.95	9.50	%(5)	$1,095	1.14	%(6)	(0.18	)%(6)	10.97	%(6)	(10.01	)%(6)	0.91	%(5)

$10.84	27.08	%(5)	$43,304	1.39	%(6)	(0.05	)%(6)	1.52	%(6)	(0.18	)%(6)	11.66%
$8.53	(2.85)%		$37,427	1.40%		(0.21)%		1.51%		(0.32)%		25.60%
$8.78	8.27%		$47,868	1.40%		(0.34)%		1.55%		(0.49)%		37.90%
$8.12	(22.07)%		$62,608	1.40%		0.17%		1.59%		(0.02)%		85.30%
$10.42	(26.31)%		$108,954	1.40%		(0.18)%		1.46%		(0.24)%		28.96%
$14.14	33.4%		$108,572	1.46%		(0.48)%		1.47%		(0.49)%		57.71%

$10.93	27.24	%(5)	$14,569	1.14	%(6)	0.20	%(6)	1.27	%(6)	0.07	%(6)	11.66%
$8.59	(2.72)%		$11,523	1.15%		0.04%		1.26%		(0.07)%		25.60%
$8.83	8.63%		$14,650	1.15%		(0.08)%		1.30%		(0.23)%		37.90%
$8.16	(21.91)%		$13,804	1.15%		0.41%		1.31%		0.24%		85.30%
$10.45	(26.41	)%(5)	$6,252	1.14	%(6)	(0.06	)%(6)	1.23	%(6)	(0.14	)%(6)	28.96%

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

		Income/(loss) from investment operations				Dividends and Distributions
For a fund share outstanding throughout each period	Net asset value, beginning of period	Net investment income/ (loss)		Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Tax return of capital
Keeley Mid Cap Dividend Value Fund
Class A
10/3/2011 (1) – 3/31/2012 (Unaudited)	$10.00	$0.09	(7)	$2.30	$2.39	$(0.09)	$—	$—

Keeley Mid Cap Dividend Value Fund
Class I
10/3/2011 (1) – 3/31/2012 (Unaudited)	$10.00	$0.10	(7)	$2.31	$2.41	$(0.11)	$—	$—

Keeley All Cap Value Fund
Class A
3/31/2012 (Unaudited)	$9.61	$0.01	(7)	$2.65	$2.66	$—	$—	$—
9/30/2011	$9.77	$(0.01	)(7)	$(0.15)	$(0.16)	$—	$—	$—
9/30/2010	$8.98	$(0.03)		$0.82	$0.79	$— (4)	$—	$—
9/30/2009	$10.27	$—	(4)	$(1.29)	$(1.29)	$—	$—	$—
9/30/2008	$13.20	$(0.01)		$(2.92)	$(2.93)	$—	$—	$—
9/30/2007	$9.93	$(0.04)		$3.31	$3.27	$—	$—	$—	(4)
Class I
3/31/2012 (Unaudited)	$9.67	$0.03	(7)	$2.67	$2.70	$—	$—	$—
9/30/2011	$9.82	$0.02	(7)	$(0.17)	$(0.15)	$—	$—	$—
9/30/2010	$9.02	$—	(4)	$0.82	$0.82	$(0.02)	$—	$—
9/30/2009	$10.29	$0.01		$(1.28)	$(1.27)	$—	$—	$—
12/31/2007 (1) – 9/30/2008	$13.33	$0.01		$(3.05)	$(3.04)	$—	$—	$—

Keeley Alternative Value Fund
Class A
3/31/2012 (Unaudited)	$9.08	$(0.05	)(7)	$0.99	$0.94	$—	$(1.58)	$—
9/30/2011	$9.03	$(0.13	)(7)	$0.29	$0.16	$—	$(0.10)	$—
4/1/2010 (1) – 9/30/2010	$10.00	$(0.02)		$(0.95)	$(0.97)	$—	$—	$—
Class I
3/31/2012 (Unaudited)	$9.12	$(0.04	)(7)	$1.00	$0.96	$—	$(1.58)	$—
9/30/2011	$9.05	$(0.10	)(7)	$0.28	$0.18	$—	$(0.10)	$—
4/1/2010 (1) – 9/30/2010	$10.00	$(0.04)		$(0.91)	$(0.95)	$—	$—	$—

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

FINANCIAL HIGHLIGHTS (Continued)

								Prior To Reimbursement
Net asset value, end of period	Total return (2)		Net assets, end of period, (,000)	Ratio of Net Expense to average Net Assets (3)		Ratio of Net investment income to Average Net Assets		Ratio of Net Expenses to Average Net Assets (3)		Ratio of Net investment income to average Net Assets		Portfolio turnover rate

$12.30	23.99	%(5)	$5,027	1.39	%(6)	1.56	%(6)	2.35	%(6)	0.60	%(6)	5.28%

$12.30	24.13	%(5)	$3,299	1.14	%(6)	1.81	%(6)	2.10	%(6)	0.85	%(6)	5.28%

$12.27	27.68	%(5)	$51,643	1.39	%(6)	0.21	%(6)	1.47	%(6)	0.13	%(6)	18.74%
$9.61	(1.64)%		$43,931	1.39%		(0.13)%		1.47%		(0.21)%		39.65%
$9.77	8.80%		$52,198	1.40%		(0.24)%		1.53%		(0.37)%		34.47%
$8.98	(12.56)%		$62,388	1.40%		(0.01)%		1.60%		(0.21)%		44.68%
$10.27	(22.2)%		$85,733	1.39%		(0.12)%		1.46%		(0.18)%		27.71%
$13.20	32.97%		$76,997	1.49%		(0.58)%		1.61%		(0.70)%		45.71%

$12.37	27.92	%(5)	$31,878	1.14	%(6)	0.46	%(6)	1.22	%(6)	0.38	%(6)	18.74%
$9.67	(1.53)%		$26,023	1.14%		0.12%		1.22%		0.04%		39.65%
$9.82	9.10%		$21,539	1.15%		0.02%		1.28%		(0.12)%		34.47%
$9.02	(12.34)%		$19,535	1.15%		0.26%		1.35%		0.05%		44.68%
$10.29	(22.81	)%(5)	$17,501	1.15	%(6)	0.06	%(6)	1.22	%(6)	0.01	%(6)	27.71%

$8.44	12.27	%(5)	$11,444	1.97	%(6)	(1.11	)%(6)	2.43	%(6)	(1.57	)%(6)	31.41%
$9.09	1.68%		$8,924	2.21%		(1.30)%		2.59%		(1.68)%		77.59%
$9.03	(9.70	)%(5)	$2,270	1.91	%(6)	(0.97	)%(6)	2.52	%(6)	(1.58	)%(6)	91.52%

$8.50	12.44	%(5)	$13,645	1.72	%(6)	(0.86	)%(6)	2.18	%(6)	(1.32	)%(6)	31.41%
$9.13	1.90%		$12,006	1.96%		(1.05)%		2.34%		(1.43)%		77.59%
$9.05	(9.50	)%(5)	$24,522	1.66	%(6)	(0.83	)%(6)	2.22	%(6)	(1.39	)%(6)	91.52%

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2012 (Unaudited)

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Company”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. The Company consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), KEELEY All Cap Value Fund (“KACVF”), and KEELEY Alternative Value Fund (“KALVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Company. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, October 3, 2011, June 14, 2006 and April 1, 2010, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

pricing and other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Debt securities that are valued using these techniques and inputs are categorized as Level 2 of the fair value hierarchy. Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Company’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. KSCVF, KSMVF and KALVF held warrants issued by Magnum Hunter Resources Corp., which were fair-valued at March 31, 2012.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends ASC 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)    the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)    for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Funds’ financial statement disclosures.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

There were no significant transfers between Levels 1 and 2 during the period. Transfers between levels are recognized at the end of the reporting period.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity*	$2,951,542,428	$—	$—	$2,951,542,428
Short Term Investments	2,980,192	56,630,000	—	59,610,192
Warrants	—	217,500	—	217,500

Total Investments in Securities	$2,954,522,620	$56,847,500	$—	$3,011,370,120

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Equity*	$49,599,019	$—	$—	$49,599,019
Short Term Investments	820,582	—	—	820,582

Total Investments in Securities	$50,419,601	$—	$—	$50,419,601

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity*	$179,872,477	$—	$—	$179,872,477
Short Term Investments	974,766	—	—	974,766
Warrants	—	26,100	—	26,100

Total Investments in Securities	$180,847,243	$26,100	$—	$180,873,343

Keeley Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity*	$57,730,912	$—	$—	$57,730,912
Short-Term Investments	293,455	—	—	293,455

Total Investments in Securities	$58,024,367	$—	$—	$58,024,367

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Equity*	$8,183,511	$—	$—	$8,183,511
Short-Term Investments	81,558	—	—	81,558

Total Investments in Securities	$8,265,069	$—	$—	$8,265,069

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity*	$83,503,592	$—	$—	$83,503,592
Short-Term Investments	89,740	—	—	89,740

Total Investments in Securities	$83,593,332	$—	$—	$83,593,332

Keeley Alternative Value Fund	Level 1	Level 2	Level 3	Total
Equity*	$25,046,844	$—	$—	$25,046,844
Purchased Options	256,800	—	—	256,800
Short-Term Investments	82,216	—	—	82,216
Warrants		4,640		4,640

Total Investments in Securities	$25,385,860	$4,640	$—	$25,390,500

Other Financial Instruments*
Written Options	$701,400	$—	$—	$701,400

Total Investments in Other Financial Instruments	$701,400	$—	$—	$701,400

*	See the Schedule of Investments for the investments detailed by industry classification.

Derivatives:

The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”). The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

KALVF invests in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF’s use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may not correlate with changes in the value of the underlying securities. KALVF also is exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

risk is the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF’s maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is limited because of the protection provided by the exchange on which they trade.

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF’s futures contracts. This is represented as “Deposit for brokers” on the Fund’s Statement of Assets and Liabilities. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF periodically (variation margin) and are recorded as unrealized gains or losses until the contracts are closed. Variation Margin on futures contracts is classified on the Statement of Assets and Liabilities. When the contracts are closed, KALVF will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF’s basis in the contracts.

KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, and KACVF did not enter into any futures contracts during the period ended March 31, 2012. KALVF had an average monthly notional amount long of $1,959,020 and sold short of $944,883 during the period ended March 31, 2012. As a result of these futures contract investments, KALVF recognized net realized losses of $374,330 during the period ended March 31, 2012. These amounts are included in KALVF’s Statement of Operations. The counterparty for these futures contracts was Citigroup Global Markets, Inc. The Funds did not have any open futures contracts as of March 31, 2012.

Options – KALVF may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions. When KALVF writes an option, an amount equal to the premium received by KALVF is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by KALVF on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether KALVF has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by KALVF. KALVF, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The potential loss of investing in purchased or written options is unlimited.

KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, and KACVF did not enter into any purchased or written options during the period ended March 31, 2012. KALVF had an average monthly market value of $218,220 for purchased options and an average monthly market value of $706,758 for written options during the period ended March 31, 2012. As a result of these purchased and written options investments, KALVF recognized a net realized loss of $1,747,674 for purchased options and $26,310 for written options and recognized a change in net unrealized depreciation of $1,097,325 for purchased options and $979,659 for written options during the period ended March 31, 2012. These amounts are included in KALVF’s Statement of Operations. The counterparty for these purchased and written options was Morgan Stanley. See the Schedule of Investments for KALVF’s option contract positions at March 31, 2012. The fair value of KALVF’s purchased and written options as of March 31, 2012 were $256,800 and $701,400 and are located on the Fund’s Statement of Assets and Liabilities as “Investments” and “Options written”, respectively.

The premium amount and number of option contracts written during the period ended March 31, 2012 for KALVF were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 9/30/11	$1,804,419	(285)
Options Written	1,475,316	(272)
Options Expired	—	—
Options Exercised	—	—
Options Closed	(2,645,625)	437

Outstanding at 3/31/2012	$634,110	(120)

Warrants – The Funds may invest in warrants or rights (other then those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

Short Positions:

KALVF may hold short positions to the extent permitted by its investment polices and objectives. Short sales are transactions in which KALVF sells a security it does not own in anticipation of a decline in the market value of that security. This is typically done for economic hedging purposes to protect KALVF against companies whose stock price is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. KALVF is liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statement of Operations. As collateral for its short positions, KALVF is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the Securities Sold Short. KALVF will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which KALVF replaces the borrowed security. KALVF will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

KALVF did not hold any short positions during the period ended March 31, 2012.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2011, or for any other tax years which are open for exam. As of September 30, 2011, open tax years include the tax years ended September 30, 2008 through 2011. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

During the period, the Funds did not incur any interest or penalties. As of September 30, 2011 no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
KSCVF	$8,207,903	$113,878	$(8,321,781)
KSDVF	16,561	(16,561)	—
KSMVF	365,732	6,413	(372,145)
KMCVF	96,688	—	(96,688)
KMDVF	N/A	N/A	N/A
KACVF	35,703	7,388	(43,091)
KALVF	309,154	1,029	(310,183)

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Company may enter into a contract with service providers that contains

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

general indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending of the Funds’ securities exposes the Funds to risk such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of March 31, 2012, KSCVF had a market value of securities loaned of $56,420,400 and received cash collateral for the loans of $59,609,971. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF did not lend any securities as of March 31, 2012.

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Company entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion, 0.90% of the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund’s average daily net assets; KSDVF and KMDVF each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets; KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund’s average daily net assets; and KSMVF, KMCVF, and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund’s average daily net assets.

The Adviser has selected Broadmark Asset Management, LLC (“Broadmark”) to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF’s net assets. This fee is paid by the Adviser.

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark, and he is involved in the oversight of Broadmark.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to each Fund until January 31, 2013 (the “Expense Cap Agreement”), such that total expenses, exclusive of interest, tax, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses, will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KMDVF	1.39%	1.14%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the period ended March 31, 2012. The below table indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on
Fund	9/30/12	9/30/13	9/30/14
KSCVF	N/A	N/A	N/A
KSDVF	N/A	$102,542	$77,712
KSMVF	$86,870	107,536	91,692
KMCVF	126,939	104,747	72,532
KMDVF	N/A	N/A	N/A
KACVF	133,475	105,771	71,233
KALVF	N/A	74,653	106,995

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the period from October 1, 2011 to March 31, 2012, KSCVF – Class A expensed $2,719,500 in distribution fees, of which $134,186 was paid to the Distributor; KSDVF – Class A expensed $24,523 in distribution fees, of which $8,435 was paid to the Distributor; KSMVF – Class A expensed $70,768 in distribution fees, of which $10,944 was paid to the Distributor; KMCVF – Class A expensed $51,551 in distribution fees, of which $26,223 was paid to the Distributor; KMDVF – Class A expensed $5,162 in distribution fees, of which $5,151 was paid to the Distributor; KACVF – Class A expensed $60,393 in distribution fees, of which $24,011 was paid to the Distributor; and KALVF – Class A expensed $12,508 in distribution fees, of which $8,722 was paid to the Distributor.

The Company has adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Company has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Company will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the period from October 1, 2011 to March 31, 2012, the Distributor received $758,123, $10,066, $39,188, $13,650, $1,750, $19,566, and $5,859 from KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2011 to March 31, 2012, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$380,857,341	$894,664,774
KSDVF	—	—	17,401,934	6,607,044
KSMVF	—	—	55,065,467	34,068,726
KMCVF	—	—	6,368,313	10,432,432
KMDVF	—	—	7,276,111	383,360
KACVF	—	—	14,654,603	19,759,604
KALVF	—	—	7,606,395	7,254,946

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

The Funds did not make any transactions on U.S. Government Securities for the period from October 1, 2011 to March 31, 2012.

For the period from October 1, 2011 to March 31, 2012, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF paid $2,122,633, $37,460, $217,838, $19,400, $12,108, $44,710, and $34,133 respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF	KACVF	KALVF
Tax Cost of Investments	$2,856,281,193	$31,964,481	$122,290,578	$43,421,033	$62,014,166	$18,439,746

Gross Unrealized Appreciation	$536,817,684	$2,927,417	$15,037,712	$9,735,586	$14,366,022	$4,906,805
Gross Unrealized Depreciation	(534,805,871)	(4,066,043)	(18,528,587)	(4,146,749)	(6,101,411)	(3,114,055)

Net Unrealized Appreciation/ (Depreciation) on investments	$2,011,813	$(1,138,626)	$(3,490,875)	$5,588,837	$8,264,611	$1,792,750

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were transferred in-kind for KSDVF and KALVF. KMDVF commenced operations on October 3, 2011, therefore the following September 30, 2011 tax information is not applicable for this Fund.

At September 30, 2011, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF had net Post-October realized capital losses of $0, $0, $0, $0, $0 and $0 respectively, from transactions between November 1, 2010 and September 30, 2011.

At September 30, 2011, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2015	2016	2017	2018	2019
KSCVF	—	—	—	$1,161,428,520	—
KSDVF	—	—	—	—	—
KSMVF	—	$2,541	$1,092,256	$5,225,161	$495,410
KMCVF	—	—	$15,431,976	$35,976,157	—
KACVF	—	$670,156	$10,651,008	$27,302,688	—
KALVF	—	—	—	—	—

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

To the extent that KSCVF, KSDVF, KSMVF, KMCVF, KACVF or KALVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended September 30, 2011 and 2010 were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	2011	2010	2011	2010
KSCVF	—	$9,649,341	—	—
KSDVF	$1,050,412	$172,844	$54,732	—
KSMVF	—	$25,679	—	—
KMCVF	—	$129,932	—	—
KACVF	—	$46,411	—	—
KALVF	—	—	$245,953	—

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF	KACVF	KALVF
Accumulated Capital and Other Losses	$(1,161,537,932)	$(665)	$(6,818,383)	$(51,410,108)	$(38,626,315)	$(984,224)
Undistributed Ordinary Income	—	108,024	—	—	—	—
Undistributed Long-Term Gain	—	804,469	—	—	—	3,728,217
Unrealized Appreciation/ (Depreciation) on investments	$2,011,813	$(1,138,626)	$(3,490,875)	$5,588,837	$8,264,611	$1,792,750

Total Accumulated Gain/(Loss)	$(1,159,526,119)	$(226,798)	$(10,309,258)	$(45,821,271)	$(30,361,704)	$4,536,743

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2011 to March 31, 2012, the Distributor received $34,304, $4,200, $1,897, $479, $4,688, $1,791 and $4,549 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

8.	LINE OF CREDIT ARRANGEMENTS

The Funds are parties to unsecured line of credit agreements with U.S. Bank, N.A., expiring March 1, 2013. Under separate agreements, KSCVF may borrow up to the lesser of (a) $300 million or (b) 10% of the net assets of KSCVF, KSDVF, may borrow up to the lesser of (a) $4 million or (b) 10% of the net assets of KSDVF, KSMVF may borrow up to the lesser of (a) $16 million or (b) 10% of the net assets of KSMVF, KMCVF may borrow up to the lesser of (a) $5 million or (b) 10% of the net assets of KMCVF, KMDVF may borrow up to the lesser of (a) $700,000 or (b) 10% of the net assets of KMDVF, KACVF may borrow up to the lesser of (a) $7.5 million or (b) 10% of the net assets of KACVF and KALVF may borrow up to the lesser of (a) $2 million or (b) 10% of the net assets of KALVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period ended March 31, 2012, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had average daily borrowings of $12,144,727, $0, $43,317, $49,033, $0, $108,328, and $564,240, respectively, with an average borrowing rate of 3.25%. For the period ended March 31, 2012, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had maximum daily borrowings of $43,202,000, $0, $613,000, $1,248,000, $0, $1,044,000, and $2,000,000.

9.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities of the issuer during the period from October 1, 2011 through March 31, 2012. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

Issuer Name	Share Balance At October 1, 2011	Additions	Reductions	Share Balance At March 31, 2012	Dividend Income	Value At March 31, 2012	Realized Gains/ (Loss)
Ampco-Pittsburgh Corp. (1)	914,500	—	(767,500)	147,000	$264,060	$2,959,110	$(12,910,964)
Denny’s Corp.	6,070,000	8,000	(53,408)	6,024,592	—	24,339,352	(71,390)
Gamco Investors, Inc.	368,000	—	—	368,000	397,440	18,256,480	—
The Greenbrier Companies, Inc. (1)	1,485,000	—	(394,000)	1,091,000	—	21,590,890	(2,820,419)
Home Federal Bancorp, Inc.	1,091,500	—	—	1,091,500	120,065	11,056,895	—
L.B. Foster Co.	927,000	2,000	(52,000)	877,000	44,500	25,003,270	125,255
Layne Christensen Co. (1)	1,005,000	—	(126,500)	878,500	—	19,546,625	(1,861,227)
Marcus Corp.	2,012,117	—	(28,000)	1,984,117	341,890	24,900,668	(327,169)
Midas, Inc. (1)	726,500	—	(726,500)	—	—	—	(6,117,239)
Natural Gas Services Group, Inc.	1,309,000	—	(397,500)	911,500	—	12,031,800	(2,070,794)
Universal Stainless & Alloy Products, Inc. (1)	669,500	—	(374,500)	295,000	—	12,602,400	(3,281,588)
Westfield Financial, Inc.	1,788,200	7,500	—	1,795,700	483,264	14,203,987	—
Zep, Inc.	1,391,805	2,000	(91,500)	1,302,305	110,704	18,753,192	(498,857)

					$1,761,923	$205,244,669	$(29,834,392)

(1)	Issuer was not an affiliate as of March 31, 2012

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

10.	OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2012, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KSDVF		KSMVF		KMCVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	274,798	1,143,045	587,497	985,580	1,223,963	1,130,952

Percent of total outstanding shares	15.76%	61.96%	10.69%	9.78%	30.63%	84.85%

	KMDVF		KACVF		KALVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	278,051	201,045	1,286,958	1,120,959	644,313	650,457

Percent of total outstanding shares	68.05%	74.98%	30.57%	43.49%	47.52%	40.54%

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available under the Company as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included with directors fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities. Appreciation/(depreciation) on the participants’ deferred compensation is reflected on the Statement of Assets and Liabilities.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Keeley Small Cap Value Fund

Keeley Small Cap Dividend Value Fund

Keeley Small-Mid Cap Value Fund

Keeley Mid Cap Value Fund

Keeley Mid Cap Dividend Value Fund

Keeley All Cap Value Fund

Keeley Alternative Value Fund

At a meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Company”) held on November 17, 2011, the Directors, including all of the Directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”) voting separately thereof, unanimously approved the continuation through November 30, 2012 of the investment advisory agreements (each, an “Agreement,” and collectively, the “Agreements”) between the Company and Keeley Asset Management Corp. (the “Adviser”), with respect to the Keeley Small Cap Value Fund (“KSCVF”), the Keeley Small Cap Dividend Value Fund (“KSDVF”), the Keeley Small-Mid Cap Value Fund (“KSMVF”), the Keeley Mid Cap Value Fund (“KMCVF”), the Keeley Mid Cap Dividend Value Fund (“KMDVF”), the Keeley All Cap Value Fund (“KACVF”) and the Keeley Alternative Value Fund (“KALVF”), each a series of the Company (each, a “Fund,” and collectively, the “Funds”). At the same meeting, the Directors, including all of the Independent Directors voting separately thereof, unanimously approved the continuation through November 30, 2012 of the investment sub-advisory agreement (the “Sub-advisory Agreement”) by and among Broadmark Asset Management, LLC (“Broadmark”), the Adviser and the Company, for Broadmark to continue to serve as investment sub-adviser to KALVF.

The Board’s Independent Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of the Adviser and Broadmark. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to continue the Agreements and the Sub-advisory Agreement, including, among other things, the nature, extent and quality of the services provided by the Adviser and Broadmark, the profitability (including any fall-out benefits) from the Adviser’s relationships with the Funds and Broadmark’s relationship with KALVF, economies of scale, the role played by the Independent Directors and information on comparative fees and performance. The Board also considered the written responses and materials that the Adviser and Broadmark had produced in light of the due diligence request list that the counsel to the Independent Directors had submitted to each prior to the meeting. Included in those responses was a Fund-by-Fund profitability analysis that the Adviser had prepared, accompanied by an explanation of the methodology by which the Adviser had calculated that profitability analysis. In addition, the Board received comparative information about the fees that the Adviser charges to its institutional accounts that have investment strategies similar to the Funds. The Board also received materials on comparative performance, expenses and fund information from Lipper, Inc. (“Lipper”), an independent provider of mutual fund data, for each of KSCVF, KSMVF, KMCVF, KACVF,

KSDVF and KALVF. The Board considered that KMDVF had commenced operations on October 1, 2011, and because of the limited performance history of KMDVF, the Board received an analysis of comparative fees and performance data for that Fund from the Adviser. The Board also took note that it had approved the initial term of the Agreement for KMDVF at its meeting in May 2011.

Previously, the Board and the Independent Directors had reviewed extensively all of these materials at a special meeting of the Board held on October 13, 2011. The Independent Directors discussed all these materials among themselves and with their independent legal counsel. In its deliberations, the Board did not identify any single factor that alone was responsible for the Board’s decision to approve the continuation of each of the Agreements and the Sub-advisory Agreement. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Agreements and the Sub-advisory Agreement are discussed separately below.

Nature, Extent and Quality of Services Provided

The Board considered the overall services that the Adviser provided to the Funds and Broadmark provided to KALVF, including the Adviser’s and Broadmark’s respective personnel, performance, compliance program, availability of their personnel to provide information and other services. The Board also discussed the Adviser’s staffing, including its on-going efforts to increase its professional staff. The Board also considered the frequency and process of the Adviser’s interactions with Broadmark, and it considered the Adviser’s assertion that the Adviser has sufficient oversight of the Sub-Adviser’s investment activities relating to KALVF.

After consideration, the Board concluded that the nature, extent and quality of services provided by the Adviser and Broadmark were acceptable and consistent with industry norms.

Comparative Fees and Performance

The Board reviewed the fees and performance of each Fund and the costs for the services that the Adviser provided to each Fund and that Broadmark provided to KALVF. Specifically, the Board examined the investment performance of each Fund, including the Fund’s ranking for short- and long-term time periods, and each Fund’s performance against its peers and against its respective Lipper index for the same periods (except for KMDVF). The Board extensively discussed the performance of the Funds during the past year (and for KMDVF, for the period since its inception), as well as the reasons for that performance and the Adviser’s commitment to continue to manage the Funds in accordance with the Adviser’s investment philosophy. The Board also considered the strong long-term performance of KSCVF as well as the strong short-term performance of each of the Funds. After considering this information, the Board concluded that the overall performance of each Fund was acceptable.

The Board also considered the expenses of each Fund, the expense ratio of each Fund and the expense limitation agreements entered into, all in light of the services that the Adviser provides to the Funds and that Broadmark provides to

KALVF. The Board compared each Fund’s expenses against those of its peers and against the fees that the Adviser charges to its institutional clients in the same asset class, and the Board considered the reasons for any differences in those fees. The Board also considered that the sub-advisory fees that Broadmark charges to KALVF are lower than the sub-advisory fees that Broadmark charges to its other registered mutual fund clients. The Board discussed the Adviser’s pre-tax profitability on a Fund-by-Fund basis, including the methodology by which the profitability of the Adviser was calculated, and also discussed the profitability of Broadmark. After considering this information, the Board concluded that the fees for each Fund, as well as the sub-advisory fees for KALVF, were acceptable in light of the services provided.

Fall-Out Benefits

The Board considered the possible fall-out benefits that the Adviser and its affiliate receive for serving the Funds, including the fees that the Adviser’s affiliate receives for executing transactions for the Funds. The Board also considered the possible fall-out benefits that Broadmark receives for serving KALVF. After consideration, the Board decided that the fall-out benefits that the Adviser, its affiliate and Broadmark receive were acceptable.

Economies of Scale

The Board discussed the efficacy of the Funds’ expense caps and the Adviser’s expense reimbursements and noted that the expense caps appeared to be effective. In its discussion, the Board considered that the Adviser: (i) previously had capped total expenses through January 31, 2012 for all the Funds (except KALVF and KMDVF) so that total expenses would not exceed 1.14% and 1.39% for Class I shares and Class A shares, respectively; (ii) previously had capped total expenses through January 31, 2012 for KALVF so that total expenses would not exceed 1.64% and 1.89% for Class I shares and Class A shares, respectively; (iii) previously had capped total expenses through October 1, 2012 for KMDVF so that total expenses would not exceed 1.14% and 1.39% for Class I shares and Class A shares, respectively; and (iv) had agreed to extend the terms of the existing expense cap reimbursement agreements for all the Funds through January 31, 2013. The Board considered that the Adviser continues to absorb the Funds’ expenses above the existing expense caps. Based upon this discussion, the Board concluded that the current asset size of the Funds, including particularly KSCVF, and other factors did not warrant additional re-evaluation of the fee breakpoints at this time.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•

Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

For example, if you maintain a brokerage account with Keeley Investment Corp., the Funds disclose information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Funds, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds.

We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2011 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2011 and June 30, 2012 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

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Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K&L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605

(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s president and treasurer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s president and treasurer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable for semi-annual reporting.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Keeley Funds, Inc.

By	(Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	5/25/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	5/25/2012

By	(Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date	5/25/2012

*	Print the name and title of each signing officer under his or her signature.